UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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J.P. Morgan Exchange-Traded Fund Trust

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J.P. Morgan Exchange-Traded Fund Trust

277 Park Avenue

New York, NY 10172

July 2, 2019

Dear Shareholder:

I am writing to ask for your assistance on important matters concerning your investment in certain series (as listed on the notice for the meeting) (each, a “Fund”) of J.P. Morgan Exchange-Traded Fund Trust (the “Trust”). The Board of Trustees of the Trust has called a special meeting of shareholders of the Trust scheduled for August 22, 2019, at 277 Park Avenue, New York, New York 10172, at 11:00 a.m. Eastern Time (the “Meeting”). The purpose of the Meeting is to ask shareholders of the Funds to vote to approve a new management agreement with J.P. Morgan Investment Management Inc., the Funds’ investment adviser (“JPMIM” or the “Adviser”), which will implement a unitary fee structure as described below.

If approved, the new management agreement would replace each Fund’s current investment advisory agreement, as well as its current administration and expense limitation agreements. This proposal will not result in an increase in a Fund’s current net expense ratio or change the level of services provided by JPMIM under the current investment advisory and administration agreements. Currently, each of the Funds is assessed an “advisory fee” by JPMIM and also pays “variable fees” to cover other Fund expenses (including administrative services). The variable fees change, as a percentage of Fund assets, based on actual Fund expenses and the level of Fund assets. Certain other series of the Trust are assessed a single “unitary fee.” The unitary fee is a set fee that does not change based on actual expenses (unless a Fund incurs one or more enumerated expenses). The unitary fee is paid to JPMIM, which then pays all other expenses of a Fund (except for certain enumerated expenses). The proposed new management agreement for each Fund has a unitary fee; if approved, JPMIM will receive a set fee that would not change based on actual expenses (other than certain enumerated expenses). This change is intended to benefit shareholders by eliminating the downside risk that Fund fees might increase during periods when Fund expenses increase or when Fund assets decline (making such expenses a larger percentage of Fund assets), particularly if current expense caps were changed or allowed to expire in the future. The proposed management agreement will also simplify the fee structure of these Funds and bring these Funds in line with industry practice, potentially improving their marketability. This new agreement is referred to herein as the “Management Agreement.” If the proposal is approved, the Management Agreement will take effect November 1, 2019. At that time, the current investment advisory, administration and expense limitation agreements applicable to each Fund will be terminated. The Management Agreement will take effect for all Funds that approve the proposal, regardless of whether the remaining Funds approve the proposal.

After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” the proposal.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope. In addition to voting by mail, you may also vote either by telephone or via the Internet. Simply refer to your Proxy Card for internet and touchtone voting instructions. We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account. Please be sure to vote each account by utilizing one of the methods described above or by signing and dating each card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please call 1 (800) 848-3374 (representatives will be available from 9 a.m. – 10 p.m. (ET)). We will get you the answers that you need promptly.

Sincerely,

Joanna Gallegos

President

J.P. Morgan Exchange-Traded Fund Trust

1

VERY IMPORTANT NEWS FOR SHAREHOLDERS

You are being asked to vote on matters that impact your Fund investment. The following “Questions and Answers” section is designed to help you understand the important matters you are being asked to consider. It is a summary intended to assist you and is not as detailed as the discussion found in the attached Proxy Statement. For this reason, this section should be read in conjunction with the Proxy Statement and is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why am I receiving these proxy materials?

A.

You are receiving these proxy materials because you are a shareholder of one or more of the Funds. The Board of Trustees of the Trust has approved the Management Agreement for the Funds. The Management Agreement will not take effect for a Fund unless and until it is approved by that Fund’s shareholders. As a Fund shareholder, you have the right to vote on this matter. The Board of Trustees recommends that you vote “FOR” the proposal to approve the Management Agreement.

Q.	What matters am I being asked to vote on?

A.	You are being asked to approve the Management Agreement for each of the Funds in which you hold shares.

The Board of Trustees recommends that you vote “FOR” the proposal to approve the Management Agreement.

The proposal relates to the approval of a Management Agreement for each Fund with JPMIM, the Funds’ investment adviser. If approved, the Management Agreement would replace each Fund’s current investment advisory agreement, as well as its current administration and expense limitation agreements. This proposal will not result in an increase in a Fund’s current net expense ratio or change the level of services provided by the Adviser under the current investment advisory or administration agreements. The Funds currently have a structure where each Fund pays an advisory fee under its investment advisory agreement and also pays “variable fees” to cover other Fund expenses (including administrative services). The variable fees change, as a percentage of Fund assets, based on actual Fund expenses and the level of Fund assets. If the Management Agreement is approved by shareholders of a Fund, the Fund would adopt a “unitary fee” structure as described below.

Other J.P. Morgan exchange-traded funds have a “unitary fee” structure and are sometimes referred to herein as the “Unitary Fee Funds.” Under the management agreement for the Unitary Fee Funds, the Adviser receives a management fee as compensation for serving as investment adviser and administrator. In return, the Adviser pays all expenses of each Unitary Fee Fund (except certain enumerated expenses, including interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). As a result, the level of expenses (as a percentage of a Fund’s assets) paid by shareholders of each Unitary Fee Fund generally does not change from year to year (unless the Fund incurs one or more of the enumerated expenses).

In contrast, the Funds currently have a variable fee structure and Fund expenses can be expected to change from year to year. Fund expenses are paid directly by each Fund. Because these other expenses vary, as a percentage of Fund assets, based on actual costs incurred and the size of each Fund, the fees paid by Fund shareholders can be expected to vary from year to year. In order to avoid these fluctuations, JPMIM has

i

contractually agreed to reduce its fees and/or reimburse expenses for up to three years depending on the particular Fund. Under the expense limitation agreements, JPMIM agrees to keep net operating expenses (excluding acquired fund fees and expenses other than certain fees of money market funds advised by JPMIM or its affiliates, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) from exceeding a specified percentage of the average daily net assets of each Fund.

The adoption of a unitary fee structure is intended to eliminate the downside risk for shareholders that Fund fees might increase, as a percentage of Fund assets, during future periods when Fund expenses increase or when Fund assets decline, particularly if expense caps were changed or allowed to expire in the future. On the other hand, increases in Fund assets will not necessarily decrease fees even if the increased assets result in economies of scale, although the Trustees will have an opportunity to review each unitary fee in the future. The Management Agreement would also provide a uniform fee structure across all series of the Trust, simplify the structure of these Funds and bring the Funds in line with industry practice, potentially improving their marketability. The Board of Trustees considered the two different fee structures and determined that it would be in shareholders’ best interests to switch to a unitary fee structure.

If the proposal is approved with respect to a Fund, it will take effect on November 1, 2019 or such later date as is determined by the officers of the Trust after the Management Agreement is approved by a Fund’s shareholders. At that time, the current investment advisory, administration and expense limitation agreements applicable to each Fund will be terminated. The Management Agreement will take effect for all Funds that approve the proposal, regardless of whether the remaining Funds approve the proposal. If the Management Agreement is not approved by shareholders of a Fund, the current arrangements will continue, but there is no assurance that current expense caps will continue after they expire.

Q.	Why am I being asked to vote?

A.

Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”) provides that no person may serve as an investment adviser to a fund except pursuant to a written contract that, among other things, has been approved by a vote of a majority of the fund’s outstanding voting securities, as defined in the 1940 Act. As a shareholder of a Fund as of June 24, 2019 you are entitled to vote on this matter. Your vote is very important. We encourage you to read these materials and vote in accordance with the instructions on your Proxy Card.

Q.	Will there be any changes to the operations or service providers of the Funds as a result of the proposal?

A.	No material changes to the operations of the Funds or changes to the Funds’ service providers are expected if the proposal is approved.

Q.	Will the Funds’ net expenses increase?

A.	The proposal will not result in an increase in the net expenses for any Fund.

Q.	Who is paying the costs of this proxy and the Meeting?

A.

JPMIM will waive its fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset costs incurred by each Fund relating to the Meeting, including any costs associated with the solicitation of proxies, printing and mailing of this Proxy Statement to current shareholders, and related legal fees incurred by the Funds.

Q.	Who is asking for my vote?

A.

The enclosed proxy is being solicited by the Board of Trustees for use at the Meeting to be held on August 22, 2019, and, if the Meeting is adjourned or postponed, at any later meetings for the purposes stated in the Notice of Special Meeting of Shareholders.

Q.	How does the Board of Trustees recommend that I vote?

A.

After careful consideration, the Board of Trustees unanimously recommends that you vote “FOR” the proposal to approve the Management Agreement. Please see the sections entitled “Detailed Discussion” and “Consideration by the Board” for a discussion of the Board of Trustees’ considerations in making such recommendation.

Q.	Why am I receiving information about Funds I do not own?

A.

The proposal is similar for each Fund, and management of the Funds has concluded that it is most cost-effective to hold the Meeting concurrently for all of the Funds. You will be asked to vote separately on the proposal with respect to the Fund(s) that you own. A favorable or unfavorable vote on the proposal by the shareholders of one Fund will not affect the voting and implementation of the proposal by another Fund.

Q.	What vote is required to approve the proposal?

A.

To be approved with respect to a particular Fund, the proposal must be approved by a vote of a majority of the outstanding voting securities of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities present at the Meeting, if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed Proxy Card, via the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.

You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the vote on the proposal, as well as generate unnecessary costs.

Q.	How do I vote?

A.

You may vote your Fund shares using the enclosed postage-paid envelope to mail the Proxy Card, via the Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitor at 1 (800) 848-3374. Representatives will be available from 9 a.m. to 10 p.m. (ET) to take your calls.

Q.	How do I sign the Proxy Card?

A.	Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the Proxy Card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Jane S. Doe, Trustee.”

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible. Unless you attend the Meeting in person, your vote must be received by no later than the time of the Meeting on August 22, 2019.

Q.	Whom do I call if I have questions?

A.

We will be happy to answer your questions about this proxy solicitation. If you have questions, please call AST Fund Solutions, LLC, the Funds’ proxy solicitor, at 1(800) 848-3374. Representatives will be available from 9 a.m. to 10 p.m. (ET) to take your calls.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Trust prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE VIA THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

J.P. Morgan Exchange-Traded Fund Trust

JPMorgan BetaBuilders Canada ETF

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

JPMorgan BetaBuilders Europe ETF

JPMorgan BetaBuilders Japan ETF

JPMorgan BetaBuilders MSCI US REIT ETF

JPMorgan Core Plus Bond ETF

JPMorgan Corporate Bond Research Enhanced ETF

JPMorgan Disciplined High Yield ETF (to be renamed

JPMorgan High Yield Research Enhanced ETF on or about 9/9/2019)

JPMorgan Diversified Alternatives ETF

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return Europe Equity ETF

JPMorgan Diversified Return Global Equity ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

JPMorgan Event Driven ETF

JPMorgan Global Bond Opportunities ETF

JPMorgan Long/Short ETF

JPMorgan Managed Futures Strategy ETF

JPMorgan Municipal ETF

JPMorgan Ultra-Short Income ETF

JPMorgan Ultra-Short Municipal Income ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan U.S. Dividend ETF

JPMorgan U.S. Minimum Volatility ETF

JPMorgan U.S. Momentum Factor ETF

JPMorgan U.S. Quality Factor ETF

JPMorgan U.S. Value Factor ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

277 Park Avenue

New York, NY 10172

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 22, 2019

To the Shareholders:

NOTICE IS HEREBY GIVEN that J.P. Morgan Exchange-Traded Fund Trust (the “Trust”), on behalf of the series listed above (each, a “Fund”), will hold a special meeting of shareholders at 277 Park Avenue, New York, New York 10172, on August 22, 2019 at 11:00 a.m. Eastern Time (the “Meeting”). Please contact AST Fund Solutions, LLC at 1 (800) 848-3374 if you have any questions relating to attending the Meeting in person. The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof:

(1)	To approve a new management agreement for each Fund.

After careful consideration, the Board of Trustees of the Trust unanimously recommends that you vote “FOR” the proposal.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund at the close of business on June 24, 2019 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote via the Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Important Notice regarding the availability of proxy materials for the Special Meeting of Shareholders to be held on August 22, 2019.

The Proxy Statement is available at proxyonline.com/docs/jpmorganetfs.pdf.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Elizabeth A. Davin

Secretary

July 2, 2019

2

J.P. Morgan Exchange-Traded Fund Trust

277 Park Avenue

New York, NY 10172

JPMorgan BetaBuilders Canada ETF

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

JPMorgan BetaBuilders Europe ETF

JPMorgan BetaBuilders Japan ETF

JPMorgan BetaBuilders MSCI US REIT ETF

JPMorgan Core Plus Bond ETF

JPMorgan Corporate Bond Research Enhanced ETF

JPMorgan Disciplined High Yield ETF (to be renamed

JPMorgan High Yield Research Enhanced ETF on or about 9/9/2019)

JPMorgan Diversified Alternatives ETF

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return Europe Equity ETF

JPMorgan Diversified Return Global Equity ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

JPMorgan Event Driven ETF

JPMorgan Global Bond Opportunities ETF

JPMorgan Long/Short ETF

JPMorgan Managed Futures Strategy ETF

JPMorgan Municipal ETF

JPMorgan Ultra-Short Income ETF

JPMorgan Ultra-Short Municipal Income ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan U.S. Dividend ETF

JPMorgan U.S. Minimum Volatility ETF

JPMorgan U.S. Momentum Factor ETF

JPMorgan U.S. Quality Factor ETF

JPMorgan U.S. Value Factor ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 22, 2019

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (“BOARD”) OF J.P. MORGAN EXCHANGE-TRADED FUND TRUST (THE “TRUST”), on behalf of the series listed above (each, a “Fund”), to be voted at a Special Meeting of Shareholders to be held on Thursday, August 22, 2019, at 277 Park Avenue, New York, New York 10172, at 11:00 a.m. Eastern Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of the Special Meeting of Shareholders and Proxy Card, is first being mailed to shareholders of the Funds on or about July 5, 2019.

The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof:

(1)	To approve a new management agreement (the “Management Agreement”) for each Fund.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund at the close of business on June 24, 2019 (“Record Date”).

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of a Fund entitled to vote shall constitute a quorum at the Meeting with respect to that Fund for purposes of the proposal.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal by one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal for a reasonable period or periods. Abstentions will effectively be a vote against adjournment. Please refer to the section in this Proxy Statement entitled “ADJOURNMENTS” for additional details.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or via the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

Each Fund’s most recent annual report, including financial statements, for the Fund’s most recent fiscal year has been mailed previously to shareholders. If you would like to receive additional copies of a Fund’s most recent annual report free of charge, or copies of any subsequent shareholder report, please call the Trust toll-free at 1-844-457-6383. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You can also obtain the annual report and semi-annual report for any Fund by visiting www.jpmorganfunds.com/funddocuments.

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Separate Proxy Cards will be included for each shareholder account eligible to vote. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-844-457-6383 (844-4JPM ETF) or write the Trust at 277 Park Avenue, 8th Floor, New York, NY 10172.

PROPOSAL

TO APPROVE A MANAGEMENTAGREEMENT FOR EACH FUND

Introduction

The proposal relates to the approval of a Management Agreement for each Fund. Shareholders of the Funds are being asked to vote to approve a Management Agreement with J.P. Morgan Investment Management Inc., the Funds’ investment adviser (“JPMIM” or the “Adviser”). If approved, this Management Agreement would replace each Fund’s current investment advisory agreement (together, the “Advisory Agreement”), as well as its current administration agreement (“Administration Agreement”) and current expense limitation agreement. This proposal will not result in an increase in a Fund’s current net expense ratio or change the level of services provided by JPMIM under the Advisory or Administration Agreements. The Funds currently have a structure where each Fund pays an advisory fee under its Advisory Agreement and also pays “variable fees” to cover other Fund expenses (including administrative services). The variable fees may change, as a percentage of Fund assets, based on actual Fund expenses and the level of Fund assets. If the Management Agreement is approved by shareholders of a Fund, the Fund would adopt a “unitary fee” structure as described below.

Other J.P. Morgan exchange-traded funds (“J.P. Morgan ETFs”) have a “unitary fee” structure and are sometimes referred to herein as the “Unitary Fee Funds.” Under the management agreement for the Unitary Fee Funds, the Adviser receives a management fee as compensation for serving as investment adviser and administrator. In return, the Adviser pays all expenses of each Unitary Fee Fund (except certain enumerated expenses, including payments pursuant to a Rule 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Each Fund is also responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable. As a result, the level of expenses (as a percentage of a Fund’s net assets) paid by shareholders of each Unitary Fee Fund generally does not change from year to year (unless the Fund incurs one or more of the enumerated expenses).

In contrast, the Funds currently have a variable fee structure and Fund expenses, as a percentage of Fund assets, can be expected to change from year to year. Fund expenses are paid directly by each Fund. Because these other expenses vary, as a percentage of Fund assets, based on actual costs incurred and the size of each Fund, the fees paid by Fund shareholders can be expected to vary from year to year. In order to avoid these fluctuations, JPMIM has contractually agreed to reduce its fees and/or reimburse expenses for up to three years depending on the particular Fund. Under the expense limitation agreements, JPMIM agrees to keep net operating expenses (excluding acquired fund fees and expenses other than fees of money market funds advised by JPMIM or its affiliates, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) from exceeding a specified percentage of the average daily net assets of each Fund.

The adoption of a unitary fee structure is intended to eliminate the downside risk for shareholders that Fund fees might increase, as a percentage of Fund assets, during periods when Fund expenses increase or when Fund assets decline, particularly if the expense caps were changed or allowed to expire in the future. The Management Agreement would also provide a uniform fee structure across all series of the Trust, simplify the structure of these Funds, and bring the Funds in line with industry practice, potentially improving their marketability. The unitary fee structure would, however, also generally eliminate the possibility for any decrease in total fund expense ratios during periods when assets under management increased, which could lead to increased profitability to JPMIM and its affiliates as they achieve economies of scale.

If the proposal is approved by a Fund’s shareholders it will take effect on November 1, 2019 or such later date as is determined by the officers of the Trust after the Management Agreement is approved by the Fund’s shareholders. At that time, the Advisory and Administration Agreements and current expense limitation agreement applicable to each Fund also will be terminated.

In the event shareholders of a Fund do not approve the Management Agreement, the Advisory and Administration Agreements and current expense limitation agreement will remain in place for that Fund. The Management Agreement will take effect for all Funds that approve the proposal, regardless of whether the remaining Funds approve the proposal. If the Management Agreement is not approved by shareholders of a Fund, the current arrangements will continue, but there is no assurance that current expense caps will continue after they expire.

Detailed Discussion

Approval of the Management Agreement by the Board. At an in-person quarterly meeting of the Board held on June 11-12, 2019 (the “June 2019 Quarterly Board Meeting”), the Board considered and unanimously voted in favor of the Management Agreement. The Management Agreement was approved by each of the Trustees who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) of the Trust and who are not interested persons of any party to the agreement.

At the June 2019 Quarterly Board Meeting, the Board considered various factors before approving the Management Agreement. The Board noted that the possibility of proposing a unitary fee had been raised by the Adviser at an earlier meeting, and that prior to the June 11-12 meeting, the Adviser and the Board had several discussions about unitary fees generally, industry practices, the potential impact on the Funds, and related matters. The Board considered the fact that under the Management Agreement, each Fund’s management fees and certain other expenses will be a fixed percentage of the Fund’s average daily net assets that would not vary from year to year except to the extent that the Fund incurs fees or expenses excluded from payment by the Adviser, as described below. The Board also noted that Fund expenses such as custody, fund accounting, transfer agency, trustee expenses, legal and audit fees, will be covered by the unitary fee under the Management Agreement.

In contrast, under the current arrangements for each Fund, the percentage level of total Fund fees could be expected to vary from year to year. Each Fund’s current fee levels were achieved as a result of a contractual expense limitation agreement put in place by the Adviser. The expense limitation agreement expires 2/28/22 or 6/30/22 depending on the fiscal year end for that particular Fund. Based in part on the fact that the Adviser is under no obligation to extend this agreement and no assurance has been given that any extension would provide for limits on net operating expenses as favorable as those in the current expense limitation agreement, the Board concluded that approving the Management Agreement was in the best interests of each Fund and its shareholders. The Board further noted that under the Management Agreement any increase in the fee levels would require Board and shareholder approval. In contrast, under the current arrangement, expenses of a Fund could increase after the expiration of the current expense limitation agreement.

The fees and expenses excluded from payment by the Adviser under the Management Agreement are substantially similar to those excluded from each Fund’s current expense ratio when applying the expense cap under its expense limitation agreement. One difference is that all acquired fund fees and expenses for funds advised by the Adviser and/or its affiliates will be covered by the Adviser under the Management Agreement while only the acquired fund fees and expenses for affiliated money market funds are covered by the Adviser under the expense limitation agreements. Although the Management Agreement excludes from payment by the Adviser any payments under a Rule 12b-1 plan, none of the Funds have adopted a Rule 12b-1 plan and therefore are not currently subject to this expense. Finally, the Management Agreement, but not the expense limitation agreements, excludes from payment by the Adviser the cost of future shareholder meetings. Although shareholder meetings are generally infrequent events, the cost of a shareholder meeting could be significant.

The following charts set forth, for each Fund, the current advisory fee rate, the current expense ratio under the Fund’s contractual expense limitation agreement, and the proposed unitary fee rate under the Management Agreement.

•	Funds where the proposed unitary fee rate is set lower than the level of both the current advisory fee rate and the current expense cap

Fund	Advisory Fee Rate (Advisory Agreement)	Current Total Annual Operating Expenses After Expense Cap	Unitary Fee Rate (Management Agreement)
JPMorgan Disciplined High Yield ETF	0.30%	0.40%*	0.24%
JPMorgan Diversified Return U.S. Equity ETF	0.23%	0.19%	0.18%
JPMorgan Global Bond Opportunities ETF	0.55%	0.55%	0.50%

*

The expense cap on the JPMorgan Disciplined High Yield ETF will be lowered to 0.24% on or about September 9, 2019. This change will occur regardless of whether shareholders approve the unitary fee for this Fund.

•	Funds where the proposed unitary fee rate is set lower than the level of the current expense cap, but where the unitary fee rate will be higher than the current advisory fee rate

Fund	Advisory Fee Rate (Advisory Agreement)	Current Total Annual Operating Expenses After Expense Cap	Unitary Fee Rate (Management Agreement)
JPMorgan Diversified Return Europe Equity ETF	0.30%	0.38%	0.37%
JPMorgan Diversified Return Global Equity ETF	0.24%	0.38%	0.29%
JPMorgan Diversified Return International Equity ETF	0.24%	0.38%	0.37%

•

JPMorgan Diversified Return Emerging Markets Equity ETF, where the proposed unitary fee rate is set lower than the level of the current expense cap, but at the same level as the current advisory fee rate

Fund	Advisory Fee Rate (Advisory Agreement)	Current Total Annual Operating Expenses After Expense Cap	Unitary Fee Rate (Management Agreement)
JPMorgan Diversified Return Emerging Markets Equity ETF	0.44%	0.45%	0.44%

For the Funds listed above, the Board particularly considered that the adoption of the Management Agreement would benefit shareholders because of the decrease in the total expense ratio of each Fund. For most of the Funds listed above where the unitary fee rate is higher than the current advisory fee rate, the Board also considered that the new proposed unitary fee rate is lower than the fee rate that each Fund pays in aggregate under the Advisory and Administration Agreements.

•	Funds where the proposed unitary fee rate is the same as the current expense cap but lower than the current advisory fee rate

Fund	Advisory Fee Rate (Advisory Agreement)	Current Total Annual Operating Expenses After Expense Cap	Unitary Fee Rate (Management Agreement)
JPMorgan BetaBuilders MSCI US REIT ETF	0.12%	0.11%	0.11%
JPMorgan U.S. Dividend ETF	0.23%	0.12%	0.12%
JPMorgan U.S. Minimum Volatility ETF	0.23%	0.12%	0.12%
JPMorgan U.S. Momentum Factor ETF	0.23%	0.12%	0.12%
JPMorgan U.S. Quality Factor ETF	0.23%	0.12%	0.12%
JPMorgan U.S. Value Factor ETF	0.23%	0.12%	0.12%

•	Funds where the unitary fee rate will be the same as the current advisory fee rate and the current expense cap

Fund	Advisory Fee Rate (Advisory Agreement)	Current Total Annual Operating Expense Limit After Expense Cap	Unitary Fee Rate (Management Agreement)
JPMorgan BetaBuilders Canada ETF	0.19%	0.19%	0.19%
JPMorgan BetaBuilders Developed Asia ex-Japan ETF	0.19%	0.19%	0.19%
JPMorgan BetaBuilders Europe ETF	0.09%	0.09%	0.09%
JPMorgan BetaBuilders Japan ETF	0.19%	0.19%	0.19%
JPMorgan Corporate Bond Research Enhanced ETF	0.14%	0.14%	0.14%
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	0.24%	0.24%	0.24%
JPMorgan Diversified Return U.S. Small Cap Equity ETF	0.29%	0.29%	0.29%
JPMorgan Municipal ETF	0.24%	0.24%	0.24%
JPMorgan U.S. Aggregate Bond ETF	0.07%	0.07%	0.07%

For these Funds, the Board particularly considered that the adoption of the Management Agreement would benefit shareholders because of the protection against total expense ratios increasing above the current advisory fee rate and expense cap.

•	Funds where the proposed unitary fee rate is higher than the current advisory fee rate but the total expense ratios will be the same as the current expense cap

Fund	Advisory Fee Rate (Advisory Agreement)	Current Total Annual Operating Expense Limit After Expense Cap	Unitary Fee Rate (Management Agreement)
JPMorgan Core Plus Bond ETF	0.30%	0.40%	0.40%
JPMorgan Diversified Alternatives ETF	0.60%	0.85%	0.85%
JPMorgan Event Driven ETF	0.75%	0.85%	0.85%
JPMorgan Long/Short ETF	0.60%	0.69%	0.69%
JPMorgan Managed Futures Strategy ETF	0.50%	0.59%	0.59%
JPMorgan Ultra-Short Income ETF	0.15%	0.18%	0.18%
JPMorgan Ultra-Short Municipal Income ETF	0.15%	0.18%	0.18%
JPMorgan USD Emerging Markets Sovereign Bond ETF	0.32%	0.39%	0.39%

For these Funds, the Board particularly considered that the adoption of the Management Agreement would benefit shareholders because of the protection against total expense ratios increasing above the current expense cap.

Regardless of the current structure, the proposal will not result in an increase in a Fund’s current net expense ratio or change the level of services provided by JPMIM under the Advisory or Administration Agreements.

The Board also considered that the unitary fee structure would address the downside risk for shareholders that total fund expense ratios might increase during periods when assets under management decline and fund expenses become a larger percentage of Fund assets. Conversely, the Board considered that the unitary fee structure would also generally eliminate the possibility for any decrease in total fund expense ratios during periods when assets under management increased, which could lead to increased profitability to JPMIM and its affiliates as they achieve economies of scale. On balance, the Board concluded that the benefit to shareholders resulting from protection from the risk of higher expense ratios outweighed the fact that an increase in fund assets would not necessarily result in a decrease in expense ratios. The Board noted that total fund expense ratios, before taking into account any expense caps, for each Fund had been consistently higher, since their inception, than the proposed unitary fee rate and that generally it would require a significant increase in assets or reduction in expenses for the proposed unitary fee rate to exceed such Funds’ actual level of expenses after the expense cap expires. The Board also considered that it would have the opportunity to reconsider the proposed unitary fee rate each year (after the initial two-year term of the Management Agreement) as part of the annual review and renewal of the Management Agreement.

The Board also considered that the adoption of a unitary fee structure by the Funds would mirror the fee structure already in place for several other J.P. Morgan ETFs and that management intended to recommend the unitary fee structure for new J.P. Morgan ETFs going forward. The Board also believes that because the unitary fee structure is common in the ETF industry, adoption of the structure will be beneficial because it will help improve relationships with financial intermediaries that sell the Fund, potentially increasing Fund marketability.

The Board considered the two different fee structures and determined that it would be in shareholders’ best interests to switch to a unitary fee structure.

Terms of the Advisory Agreement and the Management Agreement

This section summarizes the terms of the Management Agreement and the material differences between the terms of the Management Agreement and the terms of the corresponding Advisory Agreement.

The most significant changes to the Advisory Agreement are the changes related to the Adviser’s assumption of responsibility for all Fund operating expenses (subject to certain exclusions) as a result of the change to the unitary fee structure. The Management Agreement proposed for each Fund is substantially similar to the terms of each Fund’s Advisory Agreement, except for:

•

language delineating JPMIM’s assumption of responsibility for all Fund operating expenses (subject to certain exclusions), as noted above; this includes responsibility for the cost of all acquired fund fees and expenses for funds invested in by the Funds and advised by JPMIM or its affiliates (currently these fees for money market funds advised by JPMIM or its affiliates are included within the expense cap),

•

administrative services will be moved from the Administration Agreement to the Management Agreement; if the Management Agreement is approved by a Fund, that Fund will be removed from the Administration Agreement,

•	language delineating that amendments to the Management Agreement require shareholder approval only if required by the 1940 Act,

•	language stating that if the Management Agreement is terminated on any date other than the last day of the month, fees payable to JPMIM for such month will be prorated,

•	addition of a provision specifically setting forth JPMIM’s confidentiality obligations,

•

addition of a provision specifically setting forth JPMIM’s obligations with respect to the maintenance of policies and procedures that are reasonably designed to prevent violations of the federal securities laws,

•

for JPMorgan Diversified Return Global Equity ETF, JPMorgan Diversified Return International Equity ETF and JPMorgan Diversified Return U.S. Equity ETF, the Management Agreement includes a proposed new provision that provides that there are no third party beneficiaries to the agreement, and

•	the dates of execution, effectiveness and termination.

Under the Management Agreement, the standard of care provision will be the same as in the Advisory Agreement. The Administration Agreement includes a similar provision, except that the Administration Agreement has a negligence standard of care in place of a gross negligence standard and, unlike the Management Agreement, provides for indemnification of JPMIM in providing administrative services.

The changes reflected in the proposed Management Agreement are intended to combine services provided by JPMIM in exchange for a Fund’s payment of the unitary fee and to clarify and modernize the terms of the Advisory Agreement. The changes do not affect in any way the nature or quality of the services provided by JPMIM to each Fund.

The summary of the Management Agreement is qualified by reference to the representative form of the Management Agreement attached to this Proxy Statement as Appendix B. Because each Fund that approves the Management Agreement will be added to the same agreement, only one Management Agreement for the Funds is included as Appendix B. The date of each Advisory Agreement, the date on which the Advisory Agreement was most recently submitted to shareholders for approval and the date that the Board most recently approved the Advisory Agreement on behalf of each Fund is set forth in Appendix C.

Management Services. The investment advisory services to be provided by JPMIM to each Fund under the Management Agreement are identical to those provided currently by JPMIM under the Funds’ Advisory Agreement. Pursuant to the terms of the Management Agreement, JPMIM would continue to provide each Fund with investment research, advice and supervision, and would continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund.

In addition to the foregoing investment advisory services, the Management Agreement includes a description of the administrative services to be provided by JPMIM to each Fund. JPMIM provides these services to each Fund under the Trust’s Administration Agreement and the services in the Management Agreement are the same as current services, although certain descriptions have been updated to better reflect the services being provided. The complete list of services is set forth in section 3 of the Management Agreement included in Appendix B.

Standard of Care. Under the Management Agreement, JPMIM would not to be liable for any error of judgment, mistake of law or for any loss sustained in connection with the performance of its duties under the agreement; but nothing contained in the agreement protects JPMIM against any liability to a Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the part of JPMIM in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the agreement. The Advisory Agreement includes the same provision and the Administration Agreement includes a similar provision, except that the Administration Agreement has a negligence standard of care in place of a gross negligence standard. However, the Administration Agreement requires the Trust to indemnify JPMIM; the Management Agreement does not contain such a provision.

Amendment. Unlike the Advisory Agreement, the Management Agreement contains language delineating that amendments to the agreement require shareholder approval only if required by the 1940 Act as modified by or interpreted by any applicable order of the United States Securities and Exchange Commission (the “SEC”) or any rules or regulations adopted by, or interpretative releases or no-action letters of the SEC or its staff. However, even if shareholder approval is not required in the Management Agreement, amendments will still have to be approved by a majority of the Trustees of the Trust who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any party to the agreement. The Advisory Agreement does not explicitly contemplate that shareholder approval is only required if required by the 1940 Act, and therefore could be interpreted to require shareholder approval of all amendments.

Confidentiality. The Management Agreement contains a provision explicitly imposing confidentiality obligations on JPMIM and prohibiting JPMIM from using non-public information except as necessary to fulfill its obligations under the agreement. While the Advisory Agreement does not include a confidentiality provision, the Administration Agreement does include a similar provision.

No Third Party Beneficiaries. For three Funds, JPMorgan Diversified Return Global Equity ETF, JPMorgan Diversified Return International Equity ETF and JPMorgan Diversified Return U.S. Equity ETF, the Management Agreement includes a proposed new provision that provides that there are no third party beneficiaries to the agreement. The purpose of the proposed new provision is to clarify that shareholders are not parties to, or intended third party beneficiaries of, the Management Agreement. A recent court decision has created ambiguity relating to the rights provided under investment advisory agreements and the proposed change is intended to clarify that the Management Agreement is a contract between the Fund and the Adviser and that it does not create any contractual obligations between the Fund and its shareholders. The Advisory Agreement for the other Funds includes this provision. The proposed provision in the Management Agreement does not impact the shareholders’ current rights under the Fund’s governing documents, Delaware law and/or federal law.

Other Provisions Under the Advisory Agreement and the Management Agreement

Hiring of Subadvisers. Consistent with the Advisory Agreement, the Management Agreement specifically permits JPMIM to enter into subadvisory agreements with subadvisers to whom JPMIM may delegate its responsibility for providing investment advice and making investment decisions for the particular Fund or a portion thereof. JPMIM would continue to retain the responsibility to oversee any subadvisers.

Portfolio Trading. Consistent with the Advisory Agreement, the Management Agreement expressly permits JPMIM to engage in portfolio trading on behalf of each Fund.

Choice of Law. Consistent with the Advisory Agreement, the Management Agreement provides that the agreement shall be governed by and construed in accordance with the laws of the State of New York.

Termination. Both the Advisory Agreement and the Management Agreement terminate automatically in the event of an “assignment” (as defined in the 1940 Act) and may be terminated without penalty at any time by majority vote of the entire Board, or by vote of the holders of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of a Fund, on 60 days’ written notice to JPMIM, or by JPMIM on 90 days’ written notice to the Trust.

Term and Continuance of the Agreements. If approved by shareholders, the Management Agreement would become effective with respect to a Fund on November 1, 2019 or on such later date that the Fund is added to the agreement and would have an initial period of two years. Thereafter, the Management Agreement would continue from year to year subject to annual renewal by the Board in conformity with the requirements of the 1940 Act. These provisions are consistent with the provisions in the Advisory Agreement.

Information on Fund Fees and Expenses

Appendix A includes fee tables and expense examples for each Fund that provide a comparison of each Fund’s current advisory fee rate and expenses under the Advisory Agreement, which reflect the current expense limitation agreements set to expire within the next three years, and such Fund’s proposed unitary fee rate and the pro forma expenses under the Management Agreement. Information regarding the Advisory Agreement, including (a) the fees payable to the Adviser under the Advisory Agreement for the most recent fiscal year, (b) the fees that would have been payable to the Adviser under the Management Agreement and (c) the difference between such fees, is provided in Appendix C.

Consideration by the Board

The Board meets regularly throughout the year and considers factors that are relevant to its consideration of investment advisory agreements at each meeting. The Board also meets for the specific purpose of considering approvals of amendments to and new investment advisory agreements for the Funds. At the June 2019 Quarterly Board Meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, Adviser or any of its affiliates (“Independent Trustees”), approved the Management Agreement on behalf of each Fund.

As part of their review of the Management Agreement, the Trustees considered and reviewed information about the proposed changes received from the Adviser. They also considered information received in connection with the December 2018 board meeting when the Trustees last approved the Advisory Agreement for certain Funds. This included comprehensive information concerning the nature and quality of services provided by the Adviser, “fall-out” benefits received by the Adviser, and information on profitability and performance of the Funds. For new Funds (for which the Advisory Agreement has not been reapproved), information provided by the Adviser when each of these Funds was initially approved was considered. The Board noted that the possibility of proposing a unitary fee had been raised by the Adviser at an earlier meeting, and that prior to the June 11-12 meeting, the Adviser and the Board had several discussions about unitary fees generally, industry practice, the potential impact on the Funds, and related matters. Before voting on the Management Agreement, the Trustees reviewed the agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreement. The Trustees also discussed the Management Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. A summary of the material factors evaluated by the Trustees in determining whether to approve Management Agreement is provided below.

The Trustees considered information provided with respect to the Funds over the course of the year, as well as the materials furnished specifically in connection with this approval process. Each Trustee attributed his or her own evaluation of the significance of the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by JPMIM from each Fund under the Management Agreement was fair and reasonable and that the approval of the Management Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the Management Agreement on behalf of each Fund, the Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under its Advisory and Administration Agreements, as well as those that will be provided under the Management Agreement. They also considered management’s representation that the services provided to the Funds will not change as a result of the transition to the unitary fee structure. The Trustees also took into account information furnished throughout the year at Trustee meetings. The Trustees considered the background and experience of

JPMIM’s senior management and investment personnel. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund. The Trustees also considered each Fund’s investment strategy, and the infrastructure supporting the portfolio management teams. In addition, the Trustees considered information about the structure and distribution strategies of the Funds, how they fit within the Trust’s fund offerings, and how each Fund is positioned against peer funds, as identified by management and/or Broadridge. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to continue to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationships with the Funds. The Trustees also considered the benefits the Adviser receives as the result of JPMorgan Chase Bank, N.A.’s (“JPMCB”) roles as custodian, fund accountant and transfer agent for the Funds.

The Trustees considered that adopting the Management Agreement would benefit the Adviser by bringing the Funds in line with industry practice, which could potentially improve their marketability and ultimately increase the Adviser’s assets under management.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

While information concerning the actual profitability to the Adviser and its affiliates with respect to the Management Agreement is not available (because the Management Agreement is not yet in effect), the Trustees received and considered information regarding the profitability to the Adviser in providing services to each Fund when renewing the Advisory Agreement for each applicable Fund. In conjunction with the consideration of the Management Agreement, the Trustees also considered that the Adviser’s profitability was not expected to change in the near term as a result of the transition to the unitary fee structure. The Trustees reviewed and discussed the profitability information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using allocation methodologies developed by the Adviser. The Trustees also recognized that it is difficult to make direct comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered the fees that the Adviser earned from the Funds for providing administrative services. The Trustees also considered the fees paid to JPMCB, also an affiliate of the Adviser, for custody, transfer agency and other related services for each Fund. It was noted that under the new fee structure, JPMIM will be responsible for providing the administrative services under the Management Agreement and for paying JPMCB for the services that it provides.

The Trustees also considered the fact that because each Fund’s total expense ratio would decrease, or stay the same, the Adviser’s profitability was not expected to change in the near term as a result of the transition to the unitary fee structure. They also noted, however, that if Fund assets increase, Fund fees will not necessarily decrease even if the Fund and JPMIM achieve economies of scale. In this regard, the Trustees noted that after the Management Agreement’s initial two-year term, the Trustees would have the opportunity to review the fee each year as part of the annual contract review process.

Based on the review performed in consideration of the renewal of the Advisory Agreement, the Trustees concluded that the projected profitability to the Adviser under the Management Agreement would not be unreasonable in light of the anticipated services and benefits provided to each Fund under the new fee structure.

Economies of Scale

In connection with its review of the Advisory Agreement, the Board discussed potential economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the management fees and other expenses paid by the Funds under the Management Agreement would be the same as or less than the amounts the Funds would have paid under the prior structure, which involved the Advisory and Administration Agreements operating in conjunction with a terminable expense limitation agreement. The Trustees further considered that shareholders would benefit because expenses would be limited even when Funds are new or if assets decreased. The Trustees also considered the fact that increases in assets would not lead to fee decreases even if economies of scale were achieved, but that they will have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future.

Investment Performance

Except with respect to the JPMorgan Core Plus ETF Fund which commenced operations in January 2019, the Trustees considered each Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds and benchmark indexes (for actively managed Funds) and a comparison of Fund performance against the index the Fund seeks to track (for Funds managed against an index). Performance for each applicable Fund was considered by the Board in approving the continuation of the applicable Fund’s Advisory Agreement in December 2018 and is also reviewed by the Trustees at regular Board Meetings. After considering such information, the Trustees concluded that the prospects for competitive future performance were acceptable.

For JPMorgan Core Plus Bond ETF, the Board considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds, as well as the fact that the Fund had recently commenced operations, and concluded that the prospects for competitive future performance were acceptable.

Management Fees and Expense Ratios

The Trustees considered the contractual unitary management fee rate that will be paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Fund. The Trustees also considered additional fund comparisons proposed by the Adviser. The Trustees also considered information comparing the management fee for the Fund to the expense ratios of mutual funds with similar investment objectives or in similar asset classes managed by the Adviser.

The Trustees noted that each Fund’s estimated unitary management fees were in line with fees for identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the proposed management fees were reasonable.

Based on the foregoing, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Management Agreement are fair and reasonable; (b) concluded that the proposed fees were reasonable in light of the services that the Adviser will provide to the Funds; and (c) approved the Management Agreement, and recommended that shareholders approve the agreement.

REQUIRED VOTE

Approval of the proposal for each Fund requires the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of “a majority of the outstanding securities” means the vote of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. Abstentions will not be considered votes cast and will have the same effect as votes cast against the proposal. With respect to the proposal, broker-dealer firms will not be permitted to grant voting authority without shareholder instructions with respect to the proposal. Shareholders of each Fund are entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any.

If shareholders of a Fund approve the Management Agreement, it will become effective on the later of: (1) November 1, 2019 and (2) such later date as is determined by the officers of the Trust after the Management Agreement is approved by the Fund’s shareholders. In the event that sufficient votes to approve the proposal on behalf of one or more Funds are not received, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Alternatively, if shareholders of the Fund do not approve the Management Agreement, the Advisory and Administration Agreements and current expense limitation agreement will remain in effect until terminated in accordance with its terms and the Board will consider whether to pursue alternative action.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL

ADDITIONAL INFORMATION ABOUT THE ADVISER

J.P. Morgan Investment Management Inc., 383 Madison Avenue, New York, NY 10179, makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. In addition, the Adviser serves as investment adviser to various clients, including exchange-traded funds, mutual funds and individual, corporate, charitable and retirement accounts. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. The address for both of these entities is 383 Madison Avenue, New York, NY 10179. As of December 31, 2018, JPMIM managed over $1.036 trillion in assets.

The following table identifies the name, title and principal occupation of the principal executive officers and each member of the Board of Directors of JPMIM:

Name and Address	Title	Principal Occupation
Michael A. Camacho 277 Park Avenue New York, NY 10172	Director	Managing Director, Global Head of Beta Strategies

John T. Donohue 277 Park Avenue New York, NY 10172	Director, President, & Chief Executive Officer	Managing Director, Global Product Head, Liquidity

Joy C. Dowd 277 Park Avenue New York, NY 10172	Director	Managing Director, Head of Client Services

Mark Egert 277 Park Avenue New York, NY 10172	Chief Compliance Officer	Managing Director, Compliance Director

George C. W. Gatch 277 Park Avenue New York, NY 10172	Director, Chairman of the Board	Managing Director, Global Head of Distribution

Meg A. McClellan 277 Park Avenue New York, NY 10172	Director, Treasurer & Chief Financial Officer	Managing Director, CFO and Head of Business Management

Robert C. Michele 277 Park Avenue New York, NY 10172	Director	Managing Director, CIO and Head of Global Fixed Income, Currency & Commodities

Mike J. O’Brien 277 Park Avenue New York, NY 10172	Director	Managing Director, Co-Head of Asset Management Solutions

Anton C. Pil 277 Park Avenue New York, NY 10172	Director	Managing Director, Global Head of Real Assets

Andrew Powell 277 Park Avenue New York, NY 10172	Director	Managing Director, Chief Administrative Officer, Global Head, Business Management, Global Investment Management

Paul A. Quinsee 277 Park Avenue New York, NY 10172	Director	Managing Director, Global Head of Equities

Scott E. Richter 1111 Polaris Parkway Columbus, OH 43240	Secretary	Managing Director, Associate General Counsel, Attorney

Lawrence M. Unrein 320 Park Avenue New York, NY 10022	Director	Managing Director, CIO and Global Head of Private Equity

No Trustee of the Trust is a Director, officer, employee or shareholder of JPMIM. The officers listed on Appendix E are officers and/or employees of JPMIM’s parent company JPMorgan Chase & Co. or one of its affiliates. With the exception of Keri E. Riemer and Stephen M. Ungerman, all officers of the Trust hold stock or other securities of JPMorgan Chase & Co.

The Adviser acts as investment adviser to the following investment companies that have substantially similar investment objective and strategies as one of the Funds:

Fund	Fund Assets as of June 25, 2019	Investment Advisory Fee Rate	Expense Limitation
JPMorgan Core Plus Bond Fund	$14.42 billion	0.30%	Class R6 shares: 0.40%
JPMorgan Global Bond Opportunities Fund	$2.60 billion	0.55%	Class R6 shares: 0.50%

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

The Funds are series of the Trust. Appendix D sets forth information concerning the current executive officers of the Trust. In addition, set forth below is a description of the current service providers of the Funds.

In addition to serving as Adviser, JPMIM provides administrative services to each Fund.

JPMorgan Distribution Services, Inc. (“JPMDS”), 1111 Polaris Parkway, Columbus, Ohio 43240, serves as distributor to the Fund pursuant to a Distribution Agreement dated as of October 1, 2017. JPMDS is an affiliate of JPMIM and a direct wholly-owned subsidiary of JPMorgan Chase & Co.

JPMCB serves as custodian, fund accounting agent and transfer agent for each Fund.

Information regarding the fees paid by the Funds to JPMIM and its affiliates for services provided during the most recent fiscal year is included in Appendix C to this Proxy Statement. If the proposal is approved, such services will continue to be provided.

Portfolio Transactions and Brokerage

Each Fund did not pay brokerage commissions to any affiliated broker-dealers for its most recently completed fiscal year.

Purchases or Sales of Securities of the Adviser

Since the beginning of the most recently completed fiscal year, no trustee of the Trust has made any purchases or sales of securities involving more than 1% of the outstanding securities of any class of JPMIM or any of its affiliates.

No Other Matters

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office, 277 Park Avenue, New York, New York 10172, within a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board

Shareholders wishing to send communications to the Board or specific members of the Board should submit the communication in writing to the attention of the President of the Trust, at 277 Park Avenue, New York, New York 10172, identifying the correspondence as intended for the Board or for a specified member of the Board. The Trust will maintain a copy of any such communication and promptly forward it to the Board no less frequently than monthly. The Board will periodically review such communications and determine how to respond, if at all.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Special Meeting of Shareholders and Proxy Card, is first being mailed to shareholders of the Funds on or about July 5, 2019. Only shareholders of record as of the close of business on the Record Date, June 24, 2019, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the approval of the Management Agreement. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Fund at the address on the cover of this Proxy Statement or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the proposal for each Fund.

You are strongly encouraged to be sure your broker-dealer or other financial intermediary has instructions on how your shares are to be voted.

Quorum

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of a Fund entitled to vote shall constitute a quorum at the Meeting with respect to that Fund for purposes of the proposal.

ATTENDING THE MEETING

If you wish to attend the meeting in person you will be required to present proper identification and proof of share ownership as of the Record Date.

Identification

All shareholders and valid proxy holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport. In addition, if you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the meeting.

Proof of Ownership

Holders of record (i.e., if you hold shares in your own name) — The top half of the Proxy Card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee) — A brokerage statement that demonstrates share ownership as of the Record Date or a letter from your bank or broker indicating that you held shares as of the Record Date are examples of proof of share ownership. If you want to vote your shares held in street name in person, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record — A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the Record Date (see “Holders of record” above).

Valid proxy holders for holders in street name — A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the bank or broker indicating that the holder in street name held shares as of the Record Date.

Guests — Admission of persons to the meeting who are not shareholders is subject to space limitations and to the sole discretion of Fund management.

ADJOURNMENTS

In the event that sufficient votes to approve the proposal on behalf of one or more Funds are not received, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to the proposal for one or more Funds, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on the proposal on behalf of one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned if the adjourned meeting is held within a reasonable time after the date set for the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

EFFECT OF ABSTENTIONS

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions will effectively be a vote against the proposal. In addition, abstentions will effectively be a vote against adjournment, for which the required vote is a percentage of the shares present and entitled to vote at the Meeting.

PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of J.P. Morgan Funds, JPMIM and their affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained AST Fund Solutions, LLC (“AST”), a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone and facsimile. By contract, AST, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. The cost of AST’s services is expected to be approximately $711,000. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. JPMIM will waive its fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset costs incurred by each Fund relating to the Meeting, including any costs associated with the solicitation of proxies.

As the meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIM or AST if the Fund has not yet received their vote. Authorization to permit JPMIM or AST to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, JPMIM or AST representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail. If the shareholder information solicited agrees with the information provided to JPMIM or AST by the Funds, the JPMIM or AST representative has the responsibility to explain the process, read the proposal listed on the Proxy Card, and ask for the shareholder’s instructions on the proposal. The representative of JPMIM or AST, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. JPMIM or AST will record the shareholder’s instructions on the Proxy Card. Within 72 hours, JPMIM or AST will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM or AST immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

SHARE INFORMATION

The chart below lists the number of shares of the Funds that were outstanding as of the close of business on the Record Date:

Fund	Number of Shares
JPMorgan BetaBuilders Canada ETF	151,600,000
JPMorgan BetaBuilders Developed Asia Ex-Japan ETF	54,000,000
JPMorgan BetaBuilders Europe ETF	182,400,000
JPMorgan BetaBuilders Japan ETF	162,800,000
JPMorgan BetaBuilders MSCI US REIT ETF	4,050,000
JPMorgan Core Plus Bond ETF	500,000
JPMorgan Corporate Bond Research Enhanced ETF	525,000
JPMorgan Disciplined High Yield ETF	3,200,000
JPMorgan Diversified Alternatives ETF	6,050,000
JPMorgan Diversified Return Emerging Markets Equity ETF	6,000,000
JPMorgan Diversified Return Europe Equity ETF	300,000
JPMorgan Diversified Return Global Equity ETF	2,400,000
JPMorgan Diversified Return International Equity ETF	29,100,000
JPMorgan Diversified Return U.S. Equity ETF	9,400,000
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	2,600,000
JPMorgan Diversified Return U.S. Small Cap Equity ETF	5,400,000
JPMorgan Event Driven ETF	1,050,000
JPMorgan Global Bond Opportunities ETF	3,700,000
JPMorgan Long/Short ETF	1,100,000
JPMorgan Managed Futures ETF	2,050,000
JPMorgan Municipal ETF	600,000
JPMorgan Ultra-Short Income ETF	148,450,000
JPMorgan Ultra-Short Municipal ETF	2,150,000
JPMorgan U.S. Aggregate Bond ETF	5,800,000

Fund	Number of Shares
JPMorgan U.S. Dividend ETF	1,300,000
JPMorgan U.S. Minimum Volatility ETF	2,000,000
JPMorgan U.S. Momentum Factor ETF	1,450,000
JPMorgan U.S. Quality Factor ETF	2,050,000
JPMorgan U.S. Value Factor ETF	2,100,000
JPMorgan USD Emerging Markets Sovereign Bond ETF	1,300,000

Appendix E includes information on the persons who owned of record, or were known to own beneficially, 5% or more of the outstanding shares of each Fund.

APPENDIX A

INFORMATION REGARDING THE FEES PAID TO

J.P. MORGAN INVESTMENT MANAGEMENT INC.

UNDER THE ADVISORY AGREEMENT

AND UNDER THE MANAGEMENT AGREEMENT

The Investment Adviser

J.P. Morgan Investment Management Inc. currently serves as investment adviser to the Funds pursuant to the Advisory Agreement between the Adviser and the Trust, on behalf of each Fund.

Comparative Fee Tables and Expense Examples

For each Fund, the tables below set forth (1) the annual fund operating expenses of the Fund for the fiscal year ended October 31, 2018 or February 28, 2019, depending on the Fund’s fiscal year end; and (2) the pro forma annual fund operating expenses of the Fund for the same period assuming the Management Agreement had been in effect.

JPMORGAN BETABUILDERS CANADA ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.19%		0.19%
Other Expenses	0.17	*	NONE

Total Annual Fund Operating Expenses	0.36		0.19	***
Fee Waivers and/or Expense Reimbursements	(0.17	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.19	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.19% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$19	$61	$148	$403
Pro Forma – Under the Management Agreement	$19	$61	$107	$243

JPMORGAN BETABUILDERS DEVELOPED ASIA EX-JAPAN ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.19%		0.19%
Other Expenses	0.25	*	NONE

Total Annual Fund Operating Expenses	0.44		0.19	***
Fee Waivers and/or Expense Reimbursements	(0.25	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.19	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.19% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$19	$61	$167	$477
Pro Forma – Under the Management Agreement	$19	$61	$107	$243

JPMORGAN BETABUILDERS EUROPE ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.09%		0.09%
Other Expenses	0.24	*	NONE

Total Annual Fund Operating Expenses	0.33		0.09	***
Fee Waivers and/or Expense Reimbursements	(0.24	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.09	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.09% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$9	$29	$109	$343
Pro Forma – Under the Management Agreement	$9	$29	$51	$115

JPMORGAN BETABUILDERS JAPAN ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.19%		0.19%
Other Expenses	0.17	*	NONE

Total Annual Fund Operating Expenses	0.36		0.19	***
Fee Waivers and/or Expense Reimbursements	(0.17	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.19	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.19% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$19	$61	$148	$403
Pro Forma – Under the Management Agreement	$19	$61	$107	$243

JPMORGAN BETABUILDERS MSCI US REIT ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.12%		0.11%
Other Expenses	0.27	*	NONE

Total Annual Fund Operating Expenses	0.39		0.11	***
Fee Waivers and/or Expense Reimbursements	(0.28	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.11	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.11% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 6/30/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$11	$35	$130	$406
Pro Forma – Under the Management Agreement	$11	$35	$62	$141

JPMORGAN CORE PLUS BOND ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.30%		0.40%
Other Expenses	0.37	*	NONE

Total Annual Fund Operating Expenses	0.67		0.40	***
Fee Waivers and/or Expense Reimbursements	(0.27	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.40	**	NOT APPLICABLE

*	“Other Expenses” are based on estimated amounts for the current fiscal year.
**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.40% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 6/30/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Under the Advisory Agreement	$41	$128
Pro Forma – Under the Management Agreement	$41	$128

JPMORGAN CORPORATE BOND RESEARCH ENHANCED ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.14%		0.14%
Other Expenses	1.99	*	NONE

Total Annual Fund Operating Expenses	2.13		0.14	***
Fee Waivers and/or Expense Reimbursements	(1.99	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.14	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.14% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 6/30/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Under the Advisory Agreement	$14	$45
Pro Forma – Under the Management Agreement	$14	$45

JPMORGAN DISCIPLINED HIGH YIELD ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.30%		0.24%
Other Expenses	0.26	*	NONE

Total Annual Fund Operating Expenses	0.56		0.24	****
Fee Waivers and/or Expense Reimbursements	(0.16	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.40	***	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.40% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

Effective on or about September 9, 2019, the contractual expense cap will be decreased to 0.24% through 6/30/22. This change will occur regardless of whether shareholders approve the Management Agreement.

****

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 6/30/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$41	$128	$262	$653
Pro Forma – Under the Management Agreement	$25	$77	$135	$306

JPMORGAN DIVERSIFIED ALTERNATIVES ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.60%		0.85%
Other Expenses	0.47	[2,3]	NONE
Acquired Fund Fees and Expenses	0.08		0.00

Total Annual Fund Operating Expenses	1.15		0.85	[6]
Fee Waivers and/or Expense Reimbursements	(0.30)[4,5]		NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.85	[4,5]	NOT APPLICABLE

[1]	Includes the operating expenses of Diversified Alternatives Fund CS Ltd., the Fund’s wholly-owned subsidiary.
[2]	Includes the advisory fee paid by the subsidiary to its adviser and other expenses of the subsidiary (excluding Acquired Fund Fees and Expenses).
[3]

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

[4]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses inclusive of the subsidiary (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.85% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
[5]

The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by the subsidiary to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board

[6]

The Fund’s Management Agreement provides that the adviser will pay substantially all expenses of the Fund (inclusive of the subsidiary expenses), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$87	$271	$541	$1,312
Pro Forma – Under the Management Agreement	$87	$271	$471	$1,049

JPMORGAN DIVERSIFIED RETURN EMERGING MARKETS EQUITY ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.44%		0.44%
Other Expenses	0.51	*	NONE

Total Annual Fund Operating Expenses	0.95		0.44	***
Fee Waivers and/or Expense Reimbursements	(0.50	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.45	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.45% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$46	$144	$370	$1,021
Pro Forma – Under the Management Agreement	$45	$141	$246	$555

JPMORGAN DIVERSIFIED RETURN EUROPE EQUITY ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.30%		0.37%
Other Expenses	0.39	*	NONE

Total Annual Fund Operating Expenses	0.69		0.37	***
Fee Waivers and/or Expense Reimbursements	(0.31	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.38	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.38% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$39	$122	$287	$766
Pro Forma – Under the Management Agreement	$38	$119	$208	$468

JPMORGAN DIVERSIFIED RETURN GLOBAL EQUITY ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.24%		0.29%
Other Expenses	0.31	*	NONE

Total Annual Fund Operating Expenses	0.55		0.29	***
Fee Waivers and/or Expense Reimbursements	(0.17	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.38	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.38% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$39	$122	$254	$638
Pro Forma – Under the Management Agreement	$30	$93	$163	$368

JPMORGAN DIVERSIFIED RETURN INTERNATIONAL EQUITY ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.24%		0.37%
Other Expenses	0.19	*	NONE

Total Annual Fund Operating Expenses	0.43		0.37	**
Fee Waivers and/or Expense Reimbursements	(0.05	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.38	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.38% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$39	$122	$225	$527
Pro Forma – Under the Management Agreement	$38	$119	$208	$468

JPMORGAN DIVERSIFIED RETURN U.S. EQUITY ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.23%		0.18%
Other Expenses	0.17	*	NONE

Total Annual Fund Operating Expenses	0.40		0.18	***
Fee Waivers and/or Expense Reimbursements	(0.21	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.19	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.19% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$19	$61	$158	$440
Pro Forma – Under the Management Agreement	$18	$58	$101	$230

JPMORGAN DIVERSIFIED RETURN U.S. MID CAP EQUITY ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.24%		0.24%
Other Expenses	0.25	*	NONE

Total Annual Fund Operating Expenses	0.49		0.24	***
Fee Waivers and/or Expense Reimbursements	(0.25	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.24	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.24% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$25	$77	$195	$539
Pro Forma – Under the Management Agreement	$25	$77	$135	$306

JPMORGAN DIVERSIFIED RETURN U.S. SMALL CAP EQUITY ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.29%		0.29%
Other Expenses	0.31	*	NONE

Total Annual Fund Operating Expenses	0.60		0.29	***
Fee Waivers and/or Expense Reimbursements	(0.31	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.29	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.29% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$30	$93	$237	$656
Pro Forma – Under the Management Agreement	$30	$93	$163	$368

JPMORGAN EVENT DRIVEN ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.75%		0.85%
Other Expenses	1.09	*	NONE

Acquired Fund Fees and Expenses	0.12		0.00

Total Annual Fund Operating Expenses	1.96		0.85	***
Fee Waivers and/or Expense Reimbursements	(1.11	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.85	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.85% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$87	$271	$728	$1,996
Pro Forma – Under the Management Agreement	$87	$271	$471	$1,049

JPMORGAN GLOBAL BOND OPPORTUNITIES ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.55%		0.50%
Other Expenses	0.26	*	NONE
Acquired Fund Fees and Expenses	0.01		0.00

Total Annual Fund Operating Expenses	0.82		0.50	***
Fee Waivers and/or Expense Reimbursements	(0.27	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.55	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.55% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 6/30/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$56	$176	$371	$934
Pro Forma – Under the Management Agreement	$51	$160	$280	$628

JPMORGAN LONG/SHORT ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.60%		0.69%
Other Expenses	1.34	*	NONE

Total Annual Fund Operating Expenses	1.94		0.69	***
Fee Waivers and/or Expense Reimbursements	(1.25	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.69	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.69% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$70	$221	$675	$1,937
Pro Forma – Under the Management Agreement	$70	$221	$384	$859

JPMORGAN MANAGED FUTURES STRATEGY ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.50%		0.59%
Other Expenses	0.84	[2,3]	NONE
Acquired Fund Fees and Expenses	0.17		0.00

Total Annual Fund Operating Expenses	1.51		0.59	[6]
Fee Waivers and/or Expense Reimbursements	(0.92)[4,5]		NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.59	[4,5]	NOT APPLICABLE

[1]	Includes the operating expenses of Managed Futures CS Ltd., the Fund’s wholly-owned subsidiary.
[2]	Includes the advisory fee paid by the subsidiary to its adviser and other expenses of the subsidiary (excluding Acquired Fund Fees and Expenses).
[3]

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

[4]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses inclusive of the subsidiary (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.59% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
[5]

The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by the subsidiary to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board.

[6]

The Fund’s Management Agreement provides that the adviser will pay substantially all expenses of the Fund (inclusive of the subsidiary expenses) , except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$60	$189	$545	$1,549
Pro Forma – Under the Management Agreement	$60	$189	$329	$738

JPMORGAN MUNICIPAL ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.24%		0.24%
Other Expenses	0.82	*	NONE
Acquired Fund Fees and Expenses	0.01		0.00

Total Annual Fund Operating Expenses	1.07		0.24	***
Fee Waivers and/or Expense Reimbursements	(0.83	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.24	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.24% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 6/30/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$25	$77	$333	$1,066
Pro Forma – Under the Management Agreement	$25	$77	$135	$306

JPMORGAN ULTRA-SHORT INCOME ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.15%		0.18%
Other Expenses	0.12	*	NONE
Acquired Fund Fees and Expenses	0.01		0.00

Total Annual Fund Operating Expenses	0.28		0.18	***
Fee Waivers and/or Expense Reimbursements	(0.10	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.18	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.18% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 6/30/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$18	$58	$126	$324
Pro Forma – Under the Management Agreement	$18	$58	$101	$230

JPMORGAN ULTRA-SHORT MUNICIPAL INCOME ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.15%		0.18%
Other Expenses	0.64	*	NONE
Acquired Fund Fees and Expenses	0.01		0.00

Total Annual Fund Operating Expenses	0.80		0.18	***
Fee Waivers and/or Expense Reimbursements	(0.62	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.18	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.18% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 6/30/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$18	$58	$250	$806
Pro Forma – Under the Management Agreement	$18	$58	$101	$230

JPMORGAN U.S. AGGREGATE BOND ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.07%		0.07%
Other Expenses	1.07	*	NONE

Total Annual Fund Operating Expenses	1.14		0.07	***
Fee Waivers and/or Expense Reimbursements	(1.07	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.07	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.07% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 6/30/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Under the Advisory Agreement	$7	$23
Pro Forma – Under the Management Agreement	$7	$23

JPMORGAN U.S. DIVIDEND ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.23%		0.12%
Other Expenses	0.52	*	NONE

Total Annual Fund Operating Expenses	0.75		0.12	***
Fee Waivers and/or Expense Reimbursements	(0.63	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.12	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.12% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$12	$39	$219	$742
Pro Forma – Under the Management Agreement	$12	$39	$68	$154

JPMORGAN U.S. MINIMUM VOLATILITY ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.23%		0.12%
Other Expenses	0.52	*	NONE

Total Annual Fund Operating Expenses	0.75		0.12	***
Fee Waivers and/or Expense Reimbursements	(0.63	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.12	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.12% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$12	$39	$219	$742
Pro Forma – Under the Management Agreement	$12	$39	$68	$154

JPMORGAN U.S. MOMENTUM FACTOR ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.23%		0.12%
Other Expenses	0.50	*	NONE

Total Annual Fund Operating Expenses	0.73		0.12	***
Fee Waivers and/or Expense Reimbursements	(0.61	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.12	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.12% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$12	$39	$214	$724
Pro Forma – Under the Management Agreement	$12	$39	$68	$154

JPMORGAN U.S. QUALITY FACTOR ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.23%		0.12%
Other Expenses	0.50	*	NONE

Total Annual Fund Operating Expenses	0.73		0.12	***
Fee Waivers and/or Expense Reimbursements	(0.61	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.12	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.12% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$12	$39	$214	$724
Pro Forma – Under the Management Agreement	$12	$39	$68	$154

JPMORGAN U.S. VALUE FACTOR ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.23%		0.12%
Other Expenses	0.51	*	NONE

Total Annual Fund Operating Expenses	0.74		0.12	***
Fee Waivers and/or Expense Reimbursements	(0.62	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.12	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.12% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 2/28/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$12	$39	$217	$733
Pro Forma – Under the Management Agreement	$12	$39	$68	$154

JPMORGAN USD EMERGING MARKETS SOVEREIGN BOND ETF

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma - Under the Management Agreement
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.32%		0.39%
Other Expenses	0.54	*	NONE

Total Annual Fund Operating Expenses	0.86		0.39	***
Fee Waivers and/or Expense Reimbursements	(0.47	)**	NONE

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.39	**	NOT APPLICABLE

*

“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

**

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.39% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
***

The Management Agreement provides that the adviser will pay substantially all expenses of the Fund, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Advisory Agreement and the cost of investing in shares of the Fund under the Management Agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are 1) under the Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through 6/30/22 and total annual fund operating expenses thereafter and 2) under the proposed Management Agreement, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Advisory Agreement	$40	$125	$330	$922
Pro Forma – Under the Management Agreement	$40	$125	$219	$493

APPENDIX B

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

MANAGEMENT AGREEMENT

AGREEMENT, made this     th day of             , 2019, between J.P. Morgan Exchange-Traded Fund Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust”), on behalf of the series of the Trust set forth in Schedule A (each, a “Fund”), and J.P. Morgan Investment Management Inc., a Delaware corporation (the “Adviser”). This Agreement shall be effective as of             , 2019.

WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory and administration services to the Funds as agreed to from time to time between the Trust and the Adviser, and the Adviser is willing to render such services;

WHEREAS, the Adviser agrees to assume certain additional expenses of the Trust pursuant to the Agreement;

WHEREAS, for the Funds that will be added to the Agreement, the Agreement replaces the separate Investment Advisory Agreements for the Trust dated May 9, 2014 and September 9, 2015 and the Administration Agreement for the Trust dated May 9, 2014.

NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. INVESTMENT ADVISORY SERVICES. Subject to the general supervision and review of the Trustees of the Trust, the Adviser shall manage the investment operations of each Fund and the composition of the Fund’s holdings of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Fund’s investment objectives and policies as stated in the Trust’s registration statement on Form N-1A, as such may be amended from time to time (the “Registration Statement”), with respect to the Fund, under the 1940 Act, and subject to the following understandings:

a) the Adviser shall furnish a continuous investment program for each Fund and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the assets will be invested or held uninvested as cash;

b) the Adviser shall use the same skill and care in the management of each Fund’s investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

c) the Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust’s Declaration of Trust (such Declaration of Trust, as presently in effect and as amended from time to time, is herein called the “Declaration of Trust”), the Trust’s By-Laws (such By-Laws, as presently in effect and as amended from time to time, are herein called the “By-Laws”) and the Registration Statement and with the instructions and directions of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

d) the Adviser shall determine the securities to be purchased, sold or lent by each Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and/or dealers the Adviser intends to seek best price and execution for purchases and sales; the Adviser shall also determine whether the Fund shall enter into repurchase or reverse repurchase agreements;

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of one of the Funds as well as other customers of the Adviser, including any other of the Funds, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain best execution, including lower brokerage commissions, if applicable. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund;

e) the Adviser shall maintain books and records with respect to each Fund’s securities transactions and shall render to the Trust’s Trustees such periodic and special reports as the Trustees may reasonably request;

f) it is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a “Subadviser”), and that any such Subadviser shall have all of the rights and powers of the Adviser set forth in this Agreement as with respect to such Fund; provided, that a Fund shall not pay any additional compensation for the services provided by any Subadviser and the Adviser shall be responsible for the supervision of the activities of each Subadviser so engaged, and the Adviser shall be responsible for all acts or omissions of any Subadviser or other persons or entities, in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties. The retention of any Subadviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act. The Adviser will review, monitor and report to the Trust’s Board of Trustees regarding the performance and investment procedures of any Subadviser. In the event that the services of any Subadviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Subadviser and without further shareholder approval to the extent consistent with the 1940 Act. A Subadviser may be an affiliate of the Adviser; and

3. ADMINISTRATIVE SERVICES. Subject to the direction and control of the Trustees, the Adviser shall, to the extent applicable, perform or supervise the performance by others of administrative services in connection with the operations of the Funds.

Without limiting the generality of the foregoing, the Adviser shall:

a)	Provide all necessary office facilities (which may be in the offices of the Adviser or an affiliate), equipment, and personnel for handling the affairs of the Funds;

b)

Subject to supervision by counsel to the Trust, prepare amendments to, file (to the extent necessary), and maintain the Trust’s governing documents, including the Declaration of Trust (or charter as the case may be), the Bylaws, and minutes of meetings of shareholders;

c)

Provide individuals reasonably acceptable to the Trust’s Trustees to serve as officers of the Trust, who will be responsible for the management of certain of the Trust’s affairs as determined by the Trust’s Trustees;

d)	Prepare agenda and prepare and compile board materials for all Trustee meetings and review, file, and maintain minutes of meetings of Trustees;

e)	Provide appropriate personnel for Board of Trustees meetings;

f)	Subject to supervision by counsel to the Trust, prepare, review and file the Trust’s Registration Statement, any registration statement on Form N-14 (or any replacements therefor), periodic supplements to the Registration Statement, proxy materials and other filings with the Commission;

g)

Prepare and file, or supervise the preparation and filing of, Form N-CSR and provide any sub-certifications which may reasonably be requested by the Trust’s Principal Executive Officer or Principal Financial Officer in connection with the required certification of those filings and coordinate receipt of similar sub-certifications from other service providers that provide information to be included in such filings;

h)	Prepare or supervise the preparation of, all press releases and notices to the relevant listing exchange, as necessary;

i)	Prepare and file, or supervise the preparation and filing of, all necessary Blue Sky filings to the extent necessary;

j)	Prepare and file, or supervise the preparation and filing of, annual Form N-PX;

k)	Arrange for and coordinate the layout and printing of summary prospectuses, prospectuses, statements of additional information, semi-annual and annual reports to shareholders, and proxy materials;

l)	Prepare, with the assistance of personnel of the Adviser and any Subadviser, as applicable, communications to shareholders;

m)

Coordinate any necessary dissemination of prospectuses, notices, proxy statements, proxies, semi-annual and annual reports to shareholders, and other reports to Fund shareholders, and supervise and facilitate the proxy solicitation process for all shareholder meetings, including the tabulation of shareholder votes;

n)	Prepare for and conduct shareholder meetings, if necessary;

o)	Assist with the design, development, and operation of Funds for the Trust, including new classes, investment objectives, policies and structure;

p)	Prepare semi-annual and annual financial statements;

q)	Prepare and file periodic reports to shareholders and the Commission on Form N-PORT or Form N-CEN or any replacement forms therefor;

r)	Prepare and file Notices to the Commission required pursuant to Rule 24f-2 of the 1940 Act;

s)

Compile data for, assist the Trust or its designee in the preparation of, and file, all of the Funds’ federal and state tax returns and required tax filings other than those required to be made by the Trust’s custodian and transfer agent;

t)	Prepare and distribute year-end shareholder tax information letters and Forms 1099-MISC for trustee fees and vendor payments;

u)	Identify and track book-tax differences;

v)	Prepare quarterly tax compliance checklist for use by Fund managers;

w)	Calculate declaration of income/capital gain distributions in compliance with income/excise tax distribution requirements of the Internal Revenue Code;

x)

Review reports produced by, and the operations and performance of, the various organizations providing services to the Trust or any Fund of the Trust, including, without limitation, the Adviser in its capacity as investment adviser, the Trust’s distributor, custodian, any Subadviser, fund accountant, transfer agent, outside legal counsel, independent public accountants, and other entities providing services to the Trust, and at the request of the Trustees, report to the Trustees on the performance of such organizations;

y)

Prepare, negotiate, and administer contracts on behalf of the Trust with, among others, the Adviser in its capacity as investment adviser, the Trust’s custodian, any Subadviser, fund accountant, shareholder servicing agent, and transfer agent and oversee expense disbursement and any service provider conversions;

z)

Calculate contractual Trust expenses and control all disbursements for the Trust, and as appropriate compute the Trust’s yields, total return, expense ratios, portfolio turnover rate and, if required, portfolio average dollar weighted maturity;

aa)	Prepare annual Trust expense budget and monthly accrual analyses, perform various expense savings analysis and expense benchmarking analysis;

bb)	Prepare expense authorizations and review or prepare for management review all invoices for Trust expenses;

cc)	Calculate performance data of the Funds for dissemination to information service providers covering the investment company industry;

dd)	Review marketing material to verify that Fund information is accurate;

ee)	Prepare and file proofs of claims in connection with Class Action notices;

ff)	Monitor the Trust’s compliance with the Internal Revenue Code, and the regulations promulgated thereunder, so as to enable the Trust to maintain its status as a “regulated investment company;”

gg)	Monitor the Trust’s compliance with all applicable federal securities and other regulatory requirements;

hh)	Monitor the Trust’s compliance with its Registration Statement;

ii)

Obtain and keep in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the Trust in accordance with the requirements of Rules 17g-1 and 17d-1(d)(7) under the 1940 Act as such bonds and policies are approved by the Trust’s Trustees;

jj)	Provide information and assistance with inspections by the Commission;

kk)	Coordinate annual audit activities, including providing information and assistance with respect to audits conducted by the Trust’s independent auditors;

ll)	Assist management with the administration of the trustees’ deferred compensation plans, if any;

mm)	Design, implement and maintain a disaster recovery program for the Trust’s records;

nn)

Assist the Trust’s Chief Compliance Officer with issues regarding the Trust’s compliance program (as approved by the Board of Trustees of the Trust in accordance with Rule 38a-1 under the 1940 Act) as reasonably requested;

oo)	Create and maintain the Funds’ website;

pp)	Administer the implementation and required distribution of the Privacy Policy of the Trust as required under Regulation S-P, as applicable; and

qq)

Perform all administrative services and functions of the Trust and each Fund to the extent administrative services and functions are not provided to the Trust or such Fund pursuant to the Trust’s or such Fund’s custodian agreement, fund accounting agreement, shareholder servicing agreement, and transfer agent agreement.

The Adviser shall perform such other administrative services for the Trust and the Funds as are mutually agreed upon by the parties from time to time. The Adviser may provide additional reports and services upon the request of the Trust. The Adviser may delegate some or all of its administrative responsibilities under this

Agreement. Furthermore, the Adviser may, at its expense, subcontract with any entity or person concerning the provision of the administrative services contemplated hereunder. The Adviser shall not, however, be relieved of any of its obligations under this Agreement by the appointment of such delegate or subcontractor and provided further, that the Adviser shall be responsible, to the extent provided in paragraph 10 hereof, for all acts of such delegate or subcontractor as if such acts were its own.

4. COMPLIANCE WITH RULE 38a-1. The Adviser shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the same requisite level of skill and competence required to effectively discharge its responsibilities. The Adviser shall also provide the Trust’s chief compliance officer with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.

5. DOCUMENTS. The Trust has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

a)	The Declaration of Trust;

b)	The By-Laws

c)	Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Adviser and approving the form of this Agreement; and

d)	The Trust’s Notification of Registration on Form N-8A and Registration Statement as filed with the Commission.

6. BOOKS AND RECORDS. With respect to its role as investment adviser, the Adviser shall keep each Fund’s books and records required to be maintained by it pursuant to paragraph 2(e). With respect to its role as administrator, the Adviser shall maintain customary records in connection with its duties as specified in this Agreement.

The Adviser agrees that all records which it maintains for any Fund are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act any such records as are required to be prepared or maintained by the Adviser with respect to any Fund by Rule 31a-1 under the 1940 Act.

In case of any request or demand for the inspection of such records by another party, the Adviser shall notify the Trust and follow the Trust’s instructions as to permitting or refusing such inspection; provided that the Adviser may exhibit such records to any person in any case where it is advised by its counsel that it may be held liable for failure to do so.

7. CONFLICT OF INTEREST PROVISIONS. The Adviser and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. The Adviser, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and such activities are not otherwise prohibited by applicable law. It is the Adviser’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of the Adviser’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

The Adviser, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Adviser and/or JPMorgan Chase. The Adviser and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Adviser is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of the Adviser, or JPMorgan Chase or its clients.

The Adviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Trust, and will institute procedures reasonably necessary to prevent any “Access Person” (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Adviser and its employees, a copy of which it will provide to the Trust upon any reasonable request. The Adviser shall ensure that its employees will comply in all material respects with the provisions of Section 16 of the Exchange Act, and to cooperate reasonably with the Trust for purposes of filing any required reports with the SEC or such other regulator having appropriate jurisdiction.

8. EXPENSES. During the term of this Agreement the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and investments purchased for a Fund (including taxes and brokerage commissions, if any). The Adviser shall pay, among other things, (i) all expenses relating to its registration under the Investment Advisers Act of 1940; and (ii) all other general business overhead expenses incurred in connection with the distribution services provided to the Trust, including office space, equipment, and personnel as may be necessary or convenient to provide the services.

During the term of this Agreement, the Adviser will pay all of the expenses of the Trust relating to each Fund covered by this Agreement and each Fund (inclusive of any expenses of a wholly-owned subsidiary of a Fund), except for (i) the fee payment under this Agreement as described in paragraph 9, (ii) payments under the Fund’s 12b-1 plan (if any), (iii) interest expenses, (iv) dividend and interest expenses related to short sales, (v) taxes, (vi) acquired fund fees and expenses other than fees for funds advised by the Adviser and/or its affiliates, (vii) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, (viii) costs of holding shareholder meetings, (ix) the costs of any securities lending program, and (x) litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through the Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser pursuant to paragraph 9 hereof; provided, however, that if the amount of expenses paid by the Fund exceeds the fee payable to the Adviser pursuant to paragraph 9 hereof, the Adviser will reimburse the Fund for such excess amount.

9. COMPENSATION. For the services provided and the expenses borne pursuant to this Agreement, each Fund will pay to the Adviser as full compensation therefor a fee at an annual rate set forth on Schedule A attached hereto. Such fee will be computed based on the average daily net assets and payable as agreed by the Trust and the Adviser, but no more frequently than monthly. If this Agreement terminates with respect to any Fund or the Trust before the last day of a month, the Adviser’s compensation for that part of the month in which this Agreement is in effect shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

10. LIMITATION OF ADVISER’S LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

11. NON-EXCLUSIVE ACTIVITIES OF THE ADVISER. The services of the Adviser provided to the Trust or any of the Funds under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

12. TERM. This Agreement will become effective as to an initial Fund as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until             , 2021. Thereafter, if not terminated, this Agreement shall continue in effect as to an initial Fund for successive periods of twelve months each ending on the last day of February of each year, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. With respect to each new Fund added to the Agreement, each such Fund shall have an initial term of up to two years ending on the date indicated on Schedule A and thereafter, if not terminated, shall continue in effect for successive periods each ending on the last day of February of each year, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. With respect to all Funds, however, this Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by vote of a majority of all the Trustees of the Trust or by vote of a majority of the outstanding voting securities of that Fund on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Trust. The termination of this Agreement with respect to one Fund shall not result in the termination of this Agreement with respect to any other Fund. This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act), provided that an assignment to a corporate successor to all or substantially all of the Adviser’s business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control of the Adviser’s business shall not be deemed to be an assignment for the purposes of this Agreement.

13. INDEPENDENT CONTRACTOR. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Funds.

14. AMENDMENT. This Agreement may be amended, with respect to any Fund, by mutual consent, subject to any requirements for approval by the vote of a majority of the outstanding voting securities of the Fund by the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff. In addition to the requirements of this paragraph 14, the terms of any amendment of this Agreement must be approved by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

15. NOTICES. Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 277 Park Avenue, New York, New York 10172, Attention: J.P. Morgan Investment Management Inc., or at such other address or to such other individual as shall be specified by the Adviser to the Trust. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to the J.P. Morgan Exchange-Traded Fund Trust, 277 Park Avenue, New York, New York 10172, Attention: President, with a copy to the Secretary at the same address, or at such other address or to such other individual as shall be specified by the Trust to the Adviser.

16. LIMITATION OF LIABILITY OF THE TRUSTEES. The Trustees of the Trust have authorized the execution of this Agreement in their capacity as Trustees and not individually, and the Adviser agrees that neither the past, present or future Trustees nor any officer or employee of the Trust nor any Fund’s investors nor any representative or agent of the Trust or of the Fund(s) shall be personally liable upon, or shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Trust or the Fund(s), that such past, present or future Trustees, officers, employees, investors, representatives and agents shall not be personally liable hereunder, and that it shall look solely to the Trust property for the satisfaction of any claim hereunder.

17. NO THIRD PARTY BENEFICIARIES. There are no third party beneficiaries to this Agreement.

18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

20. CONFIDENTIAL INFORMATION. Notwithstanding anything in this Agreement to the contrary:

The Adviser shall treat as confidential and shall not use or disclose to any other party any nonpublic information that it receives in connection with this Agreement (“Confidential Information”), unless such use or disclosure (i) is necessary to fulfill the Adviser’s obligations under this Agreement (subject to any conditions set forth elsewhere in the Agreement), (ii) as may be required by law, or (iii) as otherwise authorized in writing by the Trust. Confidential Information shall include Nonpublic Personal Information (as defined below).

To the extent the Adviser receives or has access to any Nonpublic Personal Information (as that term is defined in Title V of the Gramm-Leach-Bliley Act of 1999, and the relevant rules and regulations issued thereunder (the “GLBA”)) pursuant to this Agreement, the Adviser agrees that it shall not disclose any such Nonpublic Personal Information except in a manner permitted by the GLBA or as otherwise required by law. The Adviser agrees that it will comply with all applicable requirements under the GLBA.

The Adviser acknowledges that it has received and reviewed a copy of the Trust’s privacy policy applicable to Nonpublic Personal Information and it agrees that it will not act in a manner that is inconsistent with such policy.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of date first listed above.

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

By:

Title:

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:

Title:

Schedule A

to

Management Agreement

for

J.P. Morgan Exchange-Traded Fund Trust

Fee Rates

Name	Fee Rate
JPMorgan Diversified Return Emerging Markets Equity ETF	0.44%
JPMorgan Diversified Return Global Equity ETF	0.29%
JPMorgan Diversified Return International Equity ETF	0.37%
JPMorgan Diversified Return U.S. Equity ETF	0.18%
JPMorgan Diversified Return Europe Equity ETF	0.37%
JPMorgan Diversified Alternatives ETF	0.85%
JPMorgan Event Driven ETF	0.85%
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	0.24%
JPMorgan Diversified Return U.S. Small Cap Equity ETF	0.29%
JPMorgan Disciplined High Yield ETF	0.24%
JPMorgan Global Bond Opportunities ETF	0.50%
JPMorgan Ultra-Short Income ETF	0.18%
JPMorgan U.S. Dividend ETF	0.12%
JPMorgan U.S. Minimum Volatility ETF	0.12%
JPMorgan U.S. Momentum Factor ETF	0.12%
JPMorgan U.S. Quality Factor ETF	0.12%
JPMorgan U.S. Value Factor ETF	0.12%
JPMorgan Long/Short ETF	0.69%
JPMorgan Managed Futures Strategy ETF	0.59%
JPMorgan USD Emerging Markets Sovereign Bond ETF	0.39%
JPMorgan BetaBuilders Canada ETF	0.19%
JPMorgan BetaBuilders Developed Asia ex-Japan ETF	0.19%
JPMorgan BetaBuilders Europe ETF	0.09%
JPMorgan BetaBuilders Japan ETF	0.19%
JPMorgan BetaBuilders MSCI US REIT ETF	0.11%
JPMorgan Ultra-Short Municipal Income ETF	0.18%
JPMorgan Municipal ETF	0.24%
JPMorgan Corporate Bond Research Enhanced ETF	0.14%
JPMorgan U.S. Aggregate Bond ETF	0.07%
JPMorgan Core Plus Bond ETF	0.40%

APPENDIX C

INFORMATION REGARDING FEES PAID TO

J.P. MORGAN INVESTMENT MANAGEMENT INC.

UNDER THE CURRENT ADVISORY AGREEMENTS

AND UNDER THE MANAGEMENT AGREEMENT

AND OTHER FEE PAYMENTS

Approval of Advisory Agreements

The following information is provided below in Tables C-1 and C-2:

(i)	The date on which a Fund’s initial shareholder approved the Fund’s investment advisory agreement; for each Fund, there have been no other shareholder approvals;

(ii)	the date of the most recent Board approval;

(iii)	the date the Fund entered into the Advisory Agreement;

TABLE C-1

Fund Name	Date of Initial Shareholder Approval of the Advisory Agreement	Date of Most Recent Board Approval	Date of Advisory Agreement
JPMorgan BetaBuilders Canada ETF	August 3, 2018	March 13, 2018	June 29, 2018
JPMorgan BetaBuilders Developed Asia ex-Japan ETF	August 3, 2018	March 13, 2018	June 29, 2018
JPMorgan BetaBuilders Europe ETF	June 13, 2018	March 13, 2018	June 13, 2018
JPMorgan BetaBuilders Japan ETF	June 13, 2018	March 13, 2018	June 13, 2018
JPMorgan Diversified Alternatives ETF	August 30, 2016	December 4, 2018	June 14, 2016
JPMorgan Diversified Return Emerging Markets Equity ETF	December 30, 2014	December 4, 2018	December 24, 2014
JPMorgan Diversified Return Europe Equity ETF	December 16, 2015	December 4, 2018	December 16, 2015
JPMorgan Diversified Return Global Equity ETF	June 11, 2014	December 4, 2018	May 9, 2014
JPMorgan Diversified Return International Equity ETF	October 31, 2014	December 4, 2018	May 9, 2014
JPMorgan Diversified Return U.S. Equity ETF	September 21, 2015	December 4, 2018	September 9, 2015
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	May 9, 2016	December 4, 2018	May 9, 2016
JPMorgan Diversified Return U.S. Small Cap Equity ETF	November 14, 2016	December 4, 2018	November 14, 2016
JPMorgan Event Driven ETF	November 27, 2017	December 4, 2018	November 20, 2017
JPMorgan Long/Short ETF	January 18, 2018	December 4, 2018	November 20, 2017
JPMorgan Managed Futures Strategy ETF	December 4, 2017	December 4, 2018	November 20, 2017
JPMorgan U.S. Dividend ETF	November 3, 2017	December 4, 2018	November 3, 2017
JPMorgan U.S. Minimum Volatility ETF	November 3, 2017	December 4, 2018	November 3, 2017
JPMorgan U.S. Momentum Factor ETF	November 3, 2017	December 4, 2018	November 3, 2017
JPMorgan U.S. Quality Factor ETF	November 3, 2017	December 4, 2018	November 3, 2017
JPMorgan U.S. Value Factor ETF	November 3, 2017	December 4, 2018	November 3, 2017

TABLE C-2

Fund Name	Date of Initial Shareholder Approval of the Advisory Agreement	Date of Most Recent Board Approval	Date of Advisory Agreement
JPMorgan BetaBuilders MSCI US REIT ETF	June 13, 2018	March 13, 2018	June 13, 2018
JPMorgan Core Plus Bond ETF	January 24, 2019	December 4, 2018	January 23, 2019
JPMorgan Corporate Bond Research Enhanced ETF	December 10, 2018	September 18, 2018	December 6, 2018
JPMorgan Disciplined High Yield ETF	September 9, 2016	December 4, 2018	September 9, 2016
JPMorgan Global Bond Opportunities ETF	March 30, 2017	December 4, 2018	March 16, 2017
JPMorgan Municipal ETF	October 25, 2018	September 18, 2018	October 22, 2018
JPMorgan Ultra-Short Income ETF	May 11, 2017	December 4, 2018	May 11, 2017
JPMorgan Ultra-Short Municipal Income ETF	October 15, 2018	September 18, 2018	October 15, 2018
JPMorgan U.S. Aggregate Bond ETF	December 10, 2018	September 18, 2018	December 6, 2018
JPMorgan USD Emerging Markets Sovereign Bond ETF	January 26, 2018	December 4, 2018	January 26, 2018

Advisory and Administrative Fees Paid to JPMIM and Fees Paid to its Affiliates

The following information is provided below in Tables C-3 and C-4:

(i)	The contractual advisory fees payable by each Fund to JPMIM for the Fund’s most recently completed fiscal year;

(ii)	the aggregate amount of management fees that would have been payable by each Fund to JPMIM for the Fund’s most recently completed fiscal year under the Management Agreement; and

(iii)	the percentage difference between these two amounts.

(iv)	the contractual administrative fees payable by each Fund to JPMIM for the Fund’s most recently completed fiscal year; and

(v)	the aggregate amount of fees paid by each Fund to JPMCB for custody, fund accounting and transfer agency services for the Fund’s most recently completed fiscal year.

No fees were paid by a Fund to JPMDS during the Fund’s most recently completed fiscal year.

TABLE C-3

Fund Name	Contractual Advisory Fees Payable to the Adviser for FYE October 31, 2018	Aggregate Management Fees that would have been Payable to JPMIM under the Management Agreement for FYE October 31, 2018	Percentage Difference Between Advisory Fees Payable to JPMIM and Management Fees that would have been Paid to the Adviser[1]	Contractual Administrative Fees Payable to JPMIM for FYE October 31, 2018	Aggregate Fees Paid to JPMCB for FYE October 31, 2018[2]
JPMorgan BetaBuilders Canada ETF*	$590,157	$590,157	—	$264,020	$65,672
JPMorgan BetaBuilders Developed Asia ex-Japan ETF*	232,948	232,948	—	104,214	$94,662
JPMorgan BetaBuilders Europe ETF**	271,259	271,259	—	256,188	254,376
JPMorgan BetaBuilders Japan ETF**	1,017,000	1,017,000	—	454,978	221,263
JPMorgan Diversified Alternatives ETF	1,260,315	1,605,225	-27.4%	181,746	138,643
JPMorgan Diversified Return Emerging Markets Equity ETF	915,128	915,128	—	176,788	645,223
JPMorgan Diversified Return Europe Equity ETF	239,917	295,850	-23.3%	67,977	125,829
JPMorgan Diversified Return Global Equity ETF	476,417	576,467	-21.0%	168,735	281,661
JPMorgan Diversified Return International Equity ETF	3,473,947	5,358,578	-54.3%	1,230,380	647,990
JPMorgan Diversified Return U.S. Equity ETF	1,145,507	897,481	21.7%	423,343	86,927
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	235,101	235,101	—	83,267	59,066
JPMorgan Diversified Return U.S. Small Cap Equity ETF	227,440	227,440	—	66,664	75,611
JPMorgan Event Driven ETF	182,942	207,947	-13.7%	20,734	39,534
JPMorgan Long/Short ETF	111,098	127,623	-14.9%	15,739	39,371
JPMorgan Managed Futures Strategy ETF	257,119	272,941	-6.2%	44,485	61,821
JPMorgan U.S. Dividend ETF***	60,332	31,485	47.8%	22,297	35,711
JPMorgan U.S. Minimum Volatility ETF***	60,404	31,523	47.8%	22,323	33,702
JPMorgan U.S. Momentum Factor ETF***	63,136	32,952	47.8%	23,333	36,002
JPMorgan U.S. Quality Factor ETF***	62,075	32,400	47.8%	22,941	34,847
JPMorgan U.S. Value Factor ETF***	61,561	32,132	47.8%	22,751	35,875

[1]

If the number shown in this column is positive, the amount paid under the Management Agreement will be lower than the contractual amount paid under such Fund’s Advisory Agreement. If the number is negative, the amount paid under the Management Agreement will be higher than the contractual amount paid under such Fund’s Advisory Agreement. In the instances where the number is negative, JPMIM was responsible for maintaining the expense cap at the same level as the proposed management fee. In all cases, however, the proposal will not result in an increase in a Fund’s current net expense ratio.

[2]	Each Fund may be reimbursed for a portion of these fees by authorized participants placing a creation or redemption order.

*	The Fund commenced operations on 8/7/2018.
**	The Fund commenced operations on 6/15/2018.
***	The Fund commenced operations on 11/8/2017.

TABLE C-4

Fund Name	Contractual Advisory Fees Payable to the Adviser for FYE February 28, 2019	Aggregate Management Fees that would have been Payable to JPMIM under the Management Agreement for FYE February 28, 2019	Percentage Difference Between Advisory Fees Payable to JPMIM and Management Fees that would have been Paid to the Adviser[1]	Contractual Administrative Fees Payable to JPMIM for FYE February 28, 2019	Aggregate Fees Paid to JPMCB for FYE February 28, 2019[2]
JPMorgan BetaBuilders MSCI US REIT ETF*	$75,916	$69,492	$8.5%	$51,700	$31,506
JPMorgan Core Plus Bond ETF**	6,428	8,570	-33.3%	1,607	10,548
JPMorgan Corporate Bond Research Enhanced ETF***	7,590	7,590	—	4,197	6,0333
JPMorgan Disciplined High Yield ETF	415,308	332,570	19.9%	115,210	67,828
JPMorgan Global Bond Opportunities ETF	939,699	854,665	9.0%	142,341	109,897
JPMorgan Municipal ETF****	22,371	22,371	—	7,442	12,749
JPMorgan Ultra-Short Income ETF	3,713,459	4,483,277	-20.7%	2,018,651	103,718
JPMorgan Ultra-Short Municipal Income ETF*****	20,912	25,192	-20.5%	11,077	15,731
JPMorgan U.S. Aggregate Bond ETF***	7,237	7,237	—	7,885	11,491
JPMorgan USD Emerging Markets Sovereign Bond ETF	169,263	206,376	-21.9%	44,023	43,987

[1]

If the number shown in this column is positive, the amount paid under the Management Agreement will be lower than the contractual amount paid under such Fund’s Advisory Agreement. If the number is negative, the amount paid under the Management Agreement will be higher than the contractual amount paid under such Fund’s Advisory Agreement. In the instances where the number is negative, JPMIM was responsible for maintaining the expense cap at the same level as the proposed management fee. In all cases, however, the proposal will not result in an increase in a Fund’s current net expense ratio.

[2]	Each Fund may be reimbursed for a portion of these fees by authorized participants placing a creation or redemption order.

*	The Fund commenced operations on 6/15/2018.
**	The Fund commenced operations on 1/28/2019.
***	The Fund commenced operations on 12/12/2018.
****	The Fund commenced operations on 10/29/2018.
*****	The Fund commenced operations on 10/16/2018.

APPENDIX D

CURRENT EXECUTIVE OFFICERS OF THE TRUST

The names of the officers of the Trust, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

The Trust’s officers are compensated by advisory affiliates of JPMorgan Chase & Co. for services rendered to the Trust. The officers of the Trust receive no direct remuneration from the Trust except that the Trust, along with affiliated funds, make reimbursement payments, on a pro-rata basis, to JPMIM for a portion of the fees associated with the Office of the Chief Compliance Officer.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business. Previously, Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017.

Lauren Paino (1973), Treasurer and Principal Financial Officer (2016)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Brian S. Shlissel (1964), Vice President (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013. Senior Global Product Manager of Alternative Investments for BNY Mellon from 2011 to 2013 and Global Product Head for Exchange Traded Funds at JPMorgan Chase Bank from 2008 to 2011.

Elizabeth A. Davin (1964), Secretary (2018)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Jessica K. Ditullio (1962), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2019)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

D-1

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Seward & Kissel LLP (law firm) from 2011 to 2019.

Gregory S. Samuels (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010.

Zachary E. Vonnegut- Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2016; formerly, Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2010 to February 2016. Mr. Cavaliere has been with JPMorgan since May 2006.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from 2012 to May 2014.

Jason Ronca (1978), Assistant Treasurer (2014)***	Executive Director, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management since February 2017; formerly Vice President, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management from May 2014 to February 2017. ETF Product Manager for Corporate Investment Bank responsible for setting the strategy and control agenda for the ETF servicing business from 2010 to May 2014; Prior to 2010, a Vice President in Fund Accounting within J.P. Morgan Investor Services, supporting a series of U.S. registered mutual funds.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
***	The contact address for the officer is 50 Rowes Wharf, Floor 03, Boston, MA 02110.

D-2

APPENDIX E

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of May 31, 2019, the following persons were the owners of more than 5% of the outstanding shares of a Fund. Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome of any matter requiring the approval of shareholders of the Fund.

	Number of Shares	Percentage Held	Address
JPMorgan BetaBuilders Canada ETF
JPMORGAN CHASE BANK, N.A.*	89,792,016	59.42%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
J.P. MORGAN SECURITIES LLC*	59,159,319	39.15%	570 WASHINGTON BLVD JERSEY CITY, NJ 07310
JPMorgan BetaBuilders Developed Asia ex-Japan ETF
JPMORGAN CHASE BANK, N.A.*	28,445,256	52.63%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
J.P. MORGAN SECURITIES LLC*	24,119,378	44.63%	570 WASHINGTON BLVD JERSEY CITY, NJ 07310
JPMorgan BetaBuilders Europe ETF
J.P. MORGAN SECURITIES LLC*	95,435,612	52.64%	570 WASHINGTON BLVD JERSEY CITY, NJ 07310
JPMORGAN CHASE BANK, N.A.*	82,725,426	45.63%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
JPMorgan BetaBuilders Japan ETF
JPMORGAN CHASE BANK, N.A.*	74,979,195	46.21%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
J.P. MORGAN SECURITIES LLC*	72,362,786	44.60%	570 WASHINGTON BLVD JERSEY CITY, NJ 07310
JPMorgan BetaBuilders MSCI US REIT ETF
JPMORGAN CHASE BANK, N.A.*	1,845,548	58.28%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
THE NORTHERN TRUST COMPANY	223,549	7.06%	50 SOUTH LA SALLE STREET CHICAGO, IL 60690
APCM WEALTH MANAGEMENT FOR INDIVIDUALS, LLC	181,232	5.72%	900 W 5TH AVE ANCHORAGE, AK 99501
ASSETMARK TRUST COMPANY	160,499	5.07%	3200 N CENTRAL AVE PHOENIX, AZ 85012
JPMorgan Core Plus Bond ETF
JPMORGAN CHASE BANK, N.A.*	490,000	97.80%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
JPMorgan Corporate Bond Research Enhanced ETF
JPMORGAN CHASE BANK, N.A.*	502,500	94.29%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
J.P. MORGAN SECURITIES LLC*	27,395	5.14%	570 WASHINGTON BLVD JERSEY CITY, NJ 07310

	Number of Shares	Percentage Held	Address
JPMorgan Disciplined High Yield ETF
NICOLET ADVISORY SERVICES, LLC	469,442	14.51%	111 N WASHINGTON ST GREEN BAY, WI 54301
FORMULA FOLIO INVESTMENTS, LLC	452,054	13.97%	501 BALDWIN ST JENISON, MI 49428
RETIREMENT WEALTH ADVISORS, INC.	394,201	12.18%	114 W SAVIDGE ST SPRING LAKE, MI 49456
MORGAN STANLEY SMITH BARNEY LLC	188,149	5.82%	1000 ELM ST MANCHESTER, NH 03101
JPMorgan Diversified Alternatives ETF
JPMORGAN CHASE BANK, N.A.*	1,988,595	29.42%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
ALASKA PERMANENT CAPITAL MANAGEMENT CO	463,185	6.85%	900 W 5TH AVE ANCHORAGE, AK 99501
MG TRUST COMPANY, LLC	458,964	6.79%	700 17TH STREET DENVER, CO 80202
FIFTH THIRD BANK	422,898	6.26%	38 FOUNTAIN SQUARE PLAZA CINCINNATI, OH 45263
HIGHTOWER ADVISORS, LLC	381,179	5.64%	10000 LINCOLN DR E MARLTON, NJ 08053
JPMorgan Diversified Return Emerging Markets Equity ETF
CHARLES SCHWAB & CO., INC.	423,576	7.03%	10003 WOODLOCH FOREST DR SPRING, TX 77380
HENGEHOLD CAPITAL MANAGEMENT LLC	404,504	6.71%	6116 HARRISON AVE CINCINNATI, OH 45247
ASSETMARK TRUST COMPANY	384,696	6.38%	3200 N CENTRAL AVE PHOENIX, AZ 85012
JPMorgan Diversified Return Europe Equity ETF
FUND ARCHITECTS, LLC	54,890	18.37%	6710 HORIZON RD ROCKWALL, TX 75032
CHARLES SCHWAB & CO., INC.	40,136	13.43%	10003 WOODLOCH FOREST DR SPRING, TX 77380
BOFA SECURITES, INC.	27,124	9.08%	222 BROADWAY NEW YORK, NY 10038
LPL FINANCIAL LLC	22,091	7.39%	75 STATE ST BOSTON, MA 02109
MCDONALD PARTNERS LLC	21,740	7.28%	1745 INDIAN WOOD CIR MAUMEE, OH 43537
JPMORGAN CHASE BANK, N.A.*	18,790	6.29%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
JPMorgan Diversified Return Global Equity ETF
MORGAN STANLEY SMITH BARNEY LLC	220,605	8.97%	1000 ELM ST MANCHESTER, NH 03101
CHARLES SCHWAB & CO., INC.	216,142	8.79%	10003 WOODLOCH FOREST DR SPRING, TX 77380
USADVISORS WEALTH MANAGEMENT LLC	151,335	6.16%	15750 VENTURE LN EDEN PRAIRIE, MN 55344

	Number of Shares	Percentage Held	Address
JPMorgan Diversified Return International Equity ETF
AMERIPRISE FINANCIAL SERVICES, INC.	3,263,305	10.80%	70400 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS, MN 55474
MORGAN STANLEY SMITH BARNEY LLC	2,513,285	8.32%	1000 ELM STREET MANCHESTER, NH 03101
ARGI INVESTMENT SERVICES, LLC	1,968,291	6.51%	1914 STANLEY GAULT PKWY LOUISVILLE, KY 40223
JPMorgan Diversified Return U.S. Equity ETF
CHARLES SCHWAB & CO., INC.	824,622	8.98%	10003 WOODLOCH FOREST DR SPRING, TX 77380
UBS FINANCIAL SERVICES INC.	641,693	6.99%	10001 WOODLOCH FOREST DR SPRING, TX 77380
SVA PLUMB WEALTH MANAGEMENT, LLC	585,698	6.38%	1221 JOHN Q HAMMONS DR MADISON, WI 53717
THE BANK OF NEW YORK MELLON	554,277	6.04%	101 BARCLAY STREET NEW YORK, NY 10286
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
ARGI INVESTMENT SERVICES, LLC	560,423	21.53%	1914 STANLEY GAULT PKWY LOUISVILLE, KY 40223
CHARLES SCHWAB & CO., INC.	359,484	13.81%	10003 WOODLOCH FOREST DR SPRING, TX 77380
ASSETMARK TRUST COMPANY	175,147	6.73%	3200 N CENTRAL AVE PHOENIX, AZ 85012
TRILOGY CAPITAL, INC.	148,823	5.72%	1000 LAKES DR WEST COVINA, CA 91790
JPMorgan Diversified Return U.S. Small Cap Equity ETF
CHARLES SCHWAB & CO., INC.	1,054,536	18.62%	10003 WOODLOCH FOREST DR SPRING, TX 77380
RUSSELL INVESTMENT MANAGEMENT, LLC	577,335	10.20%	1301 2ND AVE SEATTLE, WA 98101
TOTAL INVESTMENT MANAGEMENT, INC.	533,440	9.42%	9383 E BAHIA DR SCOTTSDALE, AZ 85260
JPMORGAN CHASE BANK, N.A.*	366,923	6.48%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
JPMorgan Event Driven ETF
JPMORGAN CHASE BANK, N.A.*	993,825	95.23%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
JPMorgan Global Bond Opportunities ETF
JPMORGAN CHASE BANK, N.A.*	1,728,727	47.05%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
JPMorgan Long/Short ETF
JPMORGAN CHASE BANK, N.A.*	997,178	90.74%	1111 POLARIS PARKWAY COLUMBUS, OH 43240

	Number of Shares	Percentage Held	Address
JPMorgan Managed Fututes Strategy ETF
JPMORGAN CHASE BANK, N.A.*	1,899,249	90.67%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
JPMorgan Municipal ETF
JPMORGAN CHASE BANK, N.A.*	498,000	83.31%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
BB&T SECURITIES, LLC	41,746	6.98%	100 MAPLEWOOD AVE RONCEVERTE, WV 24970
JPMorgan Ultra-Short Income ETF
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	14,469,759	10.07%	1003 BISHOP ST HONOLULU, HI 96813
MORGAN STANLEY SMITH BARNEY LLC	13,237,734	9.21%	1000 ELM STREET MANCHESTER, NH 03101
JPMorgan Ultra-Short Municipal Income ETF
JPMORGAN CHASE BANK, N.A.*	498,000	27.98%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
FIDELITY BROKERAGE SERVICES LLC	109,835	6.17%	10000 RESEARCH BLVD AUSTIN, TX 78759
BRANSON FOWLKES & CO INC	100,798	5.66%	2603 AUGUSTA DR HOUSTON, TX 77057
JPMorgan U.S. Aggregate Bond ETF
CHANGE PATH LLC	1,304,779	21.19%	11460 TOMAHAWK CREEK PKWY LEAWOOD, KS 66211
JPMORGAN CHASE BANK, N.A.*	988,200	16.04%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
CHARLES SCHWAB & CO., INC.	773,997	12.57%	10003 WOODLOCH FOREST DR SPRING, TX 77380
FRONTIER WEALTH MANAGEMENT, LLC	571,533	9.28%	1625 N WATERFRONT PKWY WICHITA, KS 67206
THE MASSMUTUAL TRUST COMPANY	467,647	7.59%	100 BRIGHT MEADOW BLVD ENFIELD, CT 06082
J.P. MORGAN SECURITIES LLC*	436,020	7.08%	570 WASHINGTON BLVD JERSEY CITY, NJ 07310
GEOWEALTH MANAGEMENT LLC	421,509	6.84%	444 N MICHIGAN AVE CHICAGO, IL 60611
RESOURCES INVESTMENT ADVISORS INC	315,701	5.13%	11004 METCALF AVE OVERLAND PARK, KS 66210
JPMorgan U.S. Dividend ETF
JPMORGAN CHASE BANK, N.A.*	1,001,352	79.51%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
AVALON CAPITAL MANAGEMENT	104,900	8.33%	495 SEAPORT CT REDWOOD CITY, CA 94063

	Number of Shares	Percentage Held	Address
JPMorgan U.S. Minimum Volatility ETF
JPMORGAN CHASE BANK, N.A.*	1,046,766	50.11%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
ALTFEST L J & CO INC	460,041	22.02%	425 PARK AVE NEW YORK, NY 10022
CHARLES SCHWAB & CO., INC.	195,762	9.37%	10003 WOODLOCH FOREST DR SPRING, TX 77380
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	172,886	8.28%	1003 BISHOP ST HONOLULU, HI 96813
JPMorgan U.S. Momentum Factor ETF
JPMORGAN CHASE BANK, N.A.*	1,000,233	69.04%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
THE BANK OF NEW YORK MELLON	235,557	16.26%	101 BARCLAY STREET NEW YORK, NY 10286
JPMorgan U.S. Quality Factor ETF
JPMORGAN CHASE BANK, N.A.*	1,001,572	55.30%	1111 POLARIS PARKWAY
			COLUMBUS, OH 43240
SPECTRUM INVESTMENT ADVISORS INC	305,485	16.87%	6329 W MEQUON RD MEQUON, WI 53092
CIBC WORLD MARKETS INC.	141,661	7.82%	161 BAY STREET, BROOKFIELD PLACE
			TORONTO, ON M5J 2S8
JPMorgan U.S. Value Factor ETF
JPMORGAN CHASE BANK, N.A.*	1,001,216	47.86%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
PALLADIUM PARTNERS, LLC	400,487	19.15%	999 WATERSIDE DR NORFOLK, VA 23510
THE BANK OF NEW YORK MELLON	309,173	14.78%	101 BARCLAY STREET NEW YORK, NY 10286
AVALON CAPITAL MANAGEMENT	121,520	5.81%	495 SEAPORT CT REDWOOD CITY, CA 94063
JPMorgan USD Emerging Markets Soverign Bond ETF
JPMORGAN CHASE BANK, N.A.*	999,217	76.19%	1111 POLARIS PARKWAY COLUMBUS, OH 43240
J.P. MORGAN SECURITIES LLC*	78,592	5.99%	570 WASHINGTON BLVD JERSEY CITY, NJ 07310

*

The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Trustees and Officers

As of December 31, 2018, the officers and Trustees, as a group, owned less than 1% of the shares of any Fund.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

J.P. Morgan Exchange-Traded Fund Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 22, 2019

The undersigned, revoking prior proxies, hereby appoints Timothy Clemens, Wendy Setnicka and Paul Shield and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the special meeting of shareholders of J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) to be held at 277 Park Avenue, New York, New York 10172, on August 22, 2019 at 11:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 22, 2019. The proxy statement for this meeting is available at:

proxyonline.com/docs/jpmorganetfs.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the special meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •

		FOR	AGAINST	ABSTAIN

1.	To approve a new management agreement for the Fund.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]